UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Reason for filing form N-CSR/A: Correction of typographical error

Item 1. Report to Shareholders

Personal Strategy Balanced Fund	May 31, 2018

T. ROWE PRICE PERSONAL STRATEGY FUNDS

HIGHLIGHTS

■

Global stocks rallied over the past year amid synchronized global growth and improving corporate earnings worldwide. U.S. investment-grade bonds declined, but high yield bonds advanced amid buoyant demand for higher-risk assets. Non-U.S. dollar-denominated debt outpaced high yield as most developed markets currencies gained against the dollar.

■	The Personal Strategy Funds posted strong absolute returns in the 12 months ended May 31, 2018. Each fund outperformed its respective combined index benchmark and Lipper peer group.

■

The global economic and earnings environment remains broadly supportive. However, we remain underweight to global equities as rising interest rates, incipient inflation, and profit margin pressures could present a challenging environment. Global bonds can offer some downside protection to equity market declines, though we expect modest returns from fixed income markets in the near term given low yields and the potential for higher interest rates.

■

We believe the Personal Strategy Funds’ broad diversification and flexibility to identify investment opportunities across sectors and regions globally should benefit shareholders in a range of market environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Your fund’s fiscal year ended in May was marked by a broadly positive environment for most financial assets. Stocks outperformed bonds, and investors were also rewarded for taking a more aggressive stance in both of the broad asset classes—highly valued growth stocks outpaced value shares and higher-yielding, lower-quality bonds outperformed safer issues.

The synchronized global expansion, with all of the major economies growing in tandem, deserved part of the credit for the outperformance of risk assets. European economic growth remained on track as the Continent moved firmly beyond its banking crisis earlier in the decade. After notching its longest stretch of growth since the late 1980s, the Japanese economy contracted slightly in the first quarter, but most observers expect the dip to be temporary. Meanwhile, China beat elevated growth expectations even as the country’s leadership tightened environmental rules and clamped down on financial excesses.

The U.S. economy seemed to be shifting into higher gear as the period drew to a close, helped in part by fiscal stimulus from the tax cuts passed in December 2017. This proved a mixed blessing for investors, as corporate earnings were robust but long-term interest rates moved sharply higher. The yield on the benchmark 10-year Treasury note rose from around 2.40% at the start of December to almost 3% in late March, when Congress passed a spending bill that raised concerns about further increasing the federal deficit. In May, the 10-year yield briefly touched 3.12%—its highest level in seven years.

Long-term Treasury bonds performed particularly poorly as rates rose, while corporate bonds and riskier securities whose repayment depends more on healthy earnings held up somewhat better. The threat of higher rates also increased volatility in the stock market. This was particularly true in February, when a jump in wage inflation (which later proved temporary) sparked a sell-off on Wall Street and in global markets.

The prospects for faster growth in the U.S. reinforced expectations for tighter monetary policy relative to the rest of the world, which caused the gap to widen between interest rates in the U.S. and most other countries. The Federal Reserve raised official short-term interest rates three times over the past 12 months, while the Bank of Japan (BoJ) and the European Central Bank (ECB) kept rates near zero. The BoJ and ECB also continued buying long-term assets in their respective markets, keeping a lid on long-term interest rates. A notable exception was Italy, where bond yields spiked in response to worries that a new populist government might adopt less fiscally sound policies.

Relatively higher U.S. interest rates pulled in assets from other markets and contributed to a rise in the dollar relative to many other currencies in April and May, reversing a stretch of dollar weakness in 2017. The greenback’s strength could pose a problem for emerging markets by driving up import costs and making the repayment of dollar-denominated debt more difficult. Countries that are more exposed to those risks, such as Argentina and Turkey, experienced bigger downturns.

Investors clearly grew more cautious late in the period. Worries deepened in particular about a rising tide of protectionism as President Trump pivoted toward a populist trade agenda, announcing a series of new tariffs following the departures of some important free trade advocates from his administration. U.S. trading partners responded with tariffs of their own, and it remains unclear as of this writing how much further tensions will intensify. Indeed, U.S. markets fell sharply on May 31, the last day of your fund’s fiscal year, after the Trump administration announced that it would impose previously delayed aluminum and steel tariffs on Canada, Mexico, and the European Union.

The central question for investors now appears to be whether the global expansion and the related global bull market in risk assets has entered its later stages, ushering in higher interest rates and inflation, along with potentially lower profit margins. The answer is far from clear, but you can rest assured that your fund manager is drawing on the collaboration and insights of T. Rowe Price’s extensive team of worldwide investment professionals to navigate the complex currents of the global economy.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE FOR PERSONAL STRATEGY INCOME FUND

The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth.

How did the fund perform in the past 12 months?

The Personal Strategy Income Fund returned 1.08% and 6.50% for the six and 12 months ended May 31, 2018, respectively. The fund outperformed its combined index benchmark and Lipper Mixed-Asset Target Allocation Conservative Funds Index over both periods. The return for I Class shares reflects a different fee structure. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Security selection in the fund’s underlying investments contributed the most to relative performance. Favorable selection in U.S. large-cap growth stocks, followed by selection in international developed markets stocks, added the most to relative returns as both underlying strategies outpaced their respective benchmarks. The fund’s allocation to alternative investments through a diversified hedge fund-of-funds managed by Blackstone Hedge Fund Solutions, which outperformed its style-specific benchmark as well as cash, also helped relative performance. On the other hand, security selection in the dynamic global bond strategy—a benchmark-unconstrained fixed income strategy that seeks to generate consistent returns and protect against a downturn in stock markets by opportunistically investing across the full universe of global fixed income and currency markets—detracted from relative returns.

The inclusion of diversifying sectors, especially those within fixed income, also helped relative performance. Our exposure to nondollar-denominated bonds in overseas markets lifted relative returns as most global currencies strengthened against the dollar for much of the period. Additionally, our exposure to high yield bonds contributed to relative performance as rising oil prices benefited the energy companies that dominate the high yield market.

Tactical decisions in aggregate detracted from relative returns. Our underweight to stocks relative to bonds held back relative performance as stronger economic and corporate earnings growth worldwide drove a rally in global stock markets, while bonds produced more muted returns. Across regions, our underweight to U.S. stocks was a negative as U.S. stocks outpaced international developed markets stocks. Our small-cap overweight was a positive contributor.

INVESTMENT OBJECTIVE FOR PERSONAL STRATEGY BALANCED FUND

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

How did the fund perform in the past 12 months?

The Personal Strategy Balanced Fund returned 1.79% and 9.45% for the six and 12 months ended May 31, 2018, respectively. The fund outperformed its combined index benchmark and Lipper Mixed-Asset Target Allocation Moderate Funds Index over both periods. The return for I Class shares reflects a different fee structure. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Security selection in the fund’s underlying investments contributed the most to relative performance. Favorable selection in U.S. large-cap growth stocks, followed by selection in international developed markets stocks, added the most to relative returns as both underlying strategies outpaced their respective benchmarks. The fund’s allocation to alternative investments through a diversified hedge fund-of-funds managed by Blackstone Hedge Fund Solutions, which outperformed its style-specific benchmark as well as cash, also helped relative performance. On the other hand, security selection in real assets equities and the dynamic global bond strategy—a benchmark-unconstrained fixed income strategy that seeks to generate consistent returns and protect against a downturn in stock markets by opportunistically investing across the full universe of global fixed income and currency markets—detracted from relative returns.

The inclusion of diversifying sectors, especially those within fixed income, also helped relative performance. Our exposure to nondollar-denominated bonds in overseas markets lifted relative returns as most global currencies strengthened against the dollar for much of the period. Additionally, our exposure to high yield bonds contributed to relative performance as rising oil prices benefited the energy companies that dominate the high yield market. Conversely, an allocation to an equity index option overlay strategy weighed on relative returns.

Tactical decisions in aggregate detracted from relative returns. Our underweight to stocks relative to bonds held back relative performance as stronger economic and corporate earnings growth worldwide drove a rally in global stock markets, while bonds produced more muted returns. Across regions, our underweight to U.S. stocks was a negative as U.S. stocks outpaced international developed markets stocks. Our small-cap overweight was a positive contributor.

INVESTMENT OBJECTIVE FOR PERSONAL STRATEGY GROWTH FUND

The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income.

How did the fund perform in the past 12 months?

The Personal Strategy Growth Fund returned 2.63% and 12.50% for the six and 12 months ended May 31, 2018, respectively. The fund outperformed its combined index benchmark and Lipper Mixed-Asset Target Allocation Growth Funds Index over both periods. The return for I Class shares reflects a different fee structure. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Security selection in the fund’s underlying investments contributed the most to relative performance. Favorable selection in U.S. large-cap growth stocks, followed by selection in international developed markets stocks, added the most to relative returns as both underlying strategies outpaced their respective benchmarks. The fund’s allocation to alternative investments through a diversified hedge fund-of-funds managed by Blackstone Hedge Fund Solutions, which outperformed its style-specific benchmark as well as cash, also helped relative performance. On the other hand, security selection in real assets equities, which trailed its benchmark over the period, detracted from relative returns.

The inclusion of diversifying sectors, especially those within fixed income, modestly boosted relative performance. Our exposure to nondollar-denominated bonds in overseas markets lifted relative returns as most global currencies strengthened against the dollar for much of the period. Additionally, our exposure to alternative investments and high yield bonds contributed to relative performance. Conversely, an allocation to an equity index option overlay strategy weighed on relative returns.

Tactical decisions in aggregate detracted from relative returns. Our underweight to stocks relative to bonds held back relative performance as stronger economic and corporate earnings growth worldwide drove a rally in global stock markets, while bonds produced more muted returns. Across regions, our underweight to U.S. stocks was a negative as U.S. stocks outpaced international developed markets stocks. Our small-cap overweight was a positive contributor.

How are the Personal Strategy Funds positioned?

The Personal Strategy Funds have the ability to overweight or underweight allocations to asset classes or sub-asset classes based on the views of the T. Rowe Price Asset Allocation Committee. The Committee meets every month to evaluate economic, market, and earnings trends and to look for opportunities over a 6- to 18-month investment horizon. We typically seek to overweight segments of the market that we believe are undervalued and underweight areas that appear fully valued. Several years of strong performance have left valuations at or above fair value in many asset classes, which has decreased the number of compelling investment opportunities. However, we continue to find opportunities in select areas where valuations appear more attractive and have reduced allocations where we see potential risks.

As of May 31, 2018, we are underweight stocks relative to bonds. Our underweight stems from our view that valuations for stocks worldwide appear elevated against a backdrop of receding global liquidity, rising rates, and an aging economic cycle in the U.S. We expect modest returns from fixed income markets. However, bonds offer diversification benefits and downside protection. Moreover, investors’ ongoing demand for yield and modest growth expectations should temper any upward trend in interest rates.

Stocks
As of May 31, 2018, each of the Personal Strategy Funds is overweight international stocks. Our overweight is based on slightly more attractive valuations for international stocks, which are supported by relatively healthy global growth, positive earnings trends, and greater exposure to international trade. On the other hand, our underweight to U.S. stocks is due to historically elevated valuations, though they have declined from their recent peaks. Moreover, we believe that rising input and wage costs pose potential headwinds to U.S. stocks, though recent tax changes have lifted corporate earnings in the near term. We maintain a neutral allocation to emerging markets stocks given our view that supportive factors such as reasonable valuations, global growth, and improved earnings offset risks, including rising interest rates and the threat of protectionism worldwide.

In the U.S., we ended the period neutral between growth and value stocks after decreasing our overweight allocation to growth over the period. We expect secular growth stocks will continue to benefit in a low-growth environment, though valuations have become less attractive and a few technology-focused companies have driven most of the gains. We are underweight large-cap versus small-cap stocks due to more reasonable valuations for small-cap companies. Moreover, we believe that smaller companies are less vulnerable to trade policy changes and have more scope to benefit from tax reform and a potential pickup in merger and acquisition activity.

We are underweight real assets equities. Our stance reflects our caution regarding long-term imbalances between global energy supply and demand, expectations for cooling growth in China, and downward pressure on real estate investment trusts stemming from rising interest rates.

Bonds
We ended the period overweight U.S. investment-grade bonds relative to high yield bonds. U.S. investment-grade bond yields have risen in 2018 and remain the most attractive in developed markets. Conversely, we believe that high yield bonds offer limited upside potential at current valuations. Within the noninvestment-grade sector, we favor floating rate bank loans since they benefit from rising rates and have relatively lower exposure to the commodity-related sectors.

We are underweight nondollar bonds relative to U.S. investment-grade bonds. Developed markets bonds outside the U.S. have a less attractive outlook due to their low yields and long duration, or sensitivity to interest rate changes. Finally, we ended the period underweight emerging markets dollar-based sovereign bonds, which we see as vulnerable to monetary policy tightening worldwide and country-specific risks.

What is portfolio management’s outlook for the Personal Strategy Funds?

The synchronized global growth that took hold in late 2016 may be moderating. Broadly positive economic and corporate earnings growth continues to support global equity markets. However, valuations appear expensive relative to their history against a backdrop of receding liquidity, rising interest rates worldwide, and an aging economic cycle in the U.S. Rising rates, incipient inflation, and profit margin pressures from rising input costs pose potential headwinds for stocks. After an atypically tranquil 2017, global financial markets volatility picked up early this year. We anticipate elevated volatility in the coming months as markets react to key elections, central banks unwind long-standing accommodative policies, and current trade disputes possibly lead to greater protectionism.

Global bond yields will likely remain upwardly biased amid stable growth, signs of rising inflation, and gradually tightening monetary policy worldwide. On the other hand, investors’ demand for yield and still modest growth expectations, as well as bouts of volatility stemming from geopolitical events, could temper the upward trend in rates. Broadly positive fundamentals and strong earnings continue to underpin credit markets, though we believe that the credit cycle appears extended, particularly in the U.S. We view cash as an increasingly attractive investment as yields increase along with short-term rates.

Various policy and geopolitical risks on the horizon—along with the potential for greater volatility and stretched valuations across many asset classes—underscore the importance of diversification and the value of active management, in our view. Given the many crosscurrents that can influence global financial markets, we believe that the Personal Strategy Funds’ broad diversification and T. Rowe Price’s strengths in fundamental research will help the funds perform well in a variety of market conditions and allow us to continue delivering solid, long-term returns for shareholders.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Combined index benchmarks: Unmanaged blended index benchmarks composed of the following underlying indexes as of May 31, 2018:

■

Personal Strategy Income—40% stocks (28% Russell 3000 Index, 12% MSCI All-Country World Index ex USA), 40% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

■

Personal Strategy Balanced—60% stocks (42% Russell 3000 Index, 18% MSCI All-Country World Index ex USA), 30% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

■	Personal Strategy Growth—80% stocks (56% Russell 3000 Index, 24% MSCI All-Country World Index ex USA) and 20% bonds (Bloomberg Barclays U.S. Aggregate Bond Index).

Note: Bloomberg Index Services Ltd. Copyright © 2018, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 53.0%		
CONSUMER DISCRETIONARY 7.3%		
Auto Components 0.5%		
Aisin Seiki (JPY)	18,400	923
Aptiv	12,524	1,221
Autoliv, SDR (SEK)	13,538	2,003
Gentherm (1)	20,175	714
Koito Manufacturing (JPY)	11,200	820
Magna International (CAD)	108,874	6,976
Sumitomo Rubber Industries (JPY)	47,400	793
		13,450
Automobiles 0.6%		
Bayerische Motoren Werke (EUR)	18,070	1,806
Ferrari	6,370	837
Honda Motor (JPY)	43,500	1,380
Suzuki Motor (JPY)	39,400	2,258
Tesla (1)	9,142	2,603
Toyota Motor (JPY)	73,900	4,687
		13,571
Distributors 0.0%		
Core-Mark Holding	8,031	157
		157
Diversified Consumer Services 0.1%		
American Public Education (1)	7,657	326
Bright Horizons Family Solutions (1)	3,308	335
Chegg (1)	35,104	982
J2 Acquisition (1)(2)	30,967	286
J2 Acquisition, Warrants, 10/10/20 (1)	30,967	14
		1,943
Hotels, Restaurants & Leisure 1.0%		
Chuy's Holdings (1)	12,069	355

Compass Group (GBP)	94,017	2,020
Denny's (1)	57,000	869
Dunkin' Brands Group	15,500	993
Fiesta Restaurant Group (1)	16,119	401
Hilton Worldwide Holdings	17,507	1,413
ILG	10,100	346
Jack in the Box	2,500	202
Las Vegas Sands	1,074	87
Marriott, Class A	29,061	3,934
McDonald's	1,327	212
MGM Resorts International	49,318	1,551
Norwegian Cruise Line Holdings (1)	85,735	4,487
Red Robin Gourmet Burgers (1)	10,928	550
Royal Caribbean Cruises	17,600	1,848
Sonic	31,849	773
Wingstop	19,200	972
Wynn Resorts	11,056	2,167
Yum! Brands	25,960	2,111
		25,291
Household Durables 0.4%		
Lennar, Class A	11,282	584
Panasonic (JPY)	182,800	2,479
Persimmon (GBP)	70,908	2,668
Sony (JPY)	28,200	1,330
Tempur Sealy International (1)	19,200	886
TRI Pointe Group (1)	48,063	829
		8,776
Internet & Direct Marketing Retail 2.8%		
Amazon.com (1)(3)	25,643	41,788
Booking Holdings (1)(3)	9,926	20,933
Ctrip.com International, ADR (1)	8,636	390
Netflix (1)	17,175	6,039
		69,150

Media 0.7%		
Cable One	1,595	1,035
Charter Communications, Class A (1)	6,597	1,722
Comcast, Class A	50,693	1,581
CyberAgent (JPY)	27,100	1,412
Eutelsat Communications (EUR)	74,071	1,424
Liberty Global, Class A (1)	29,592	844
Stroeer (EUR)	19,267	1,236
Time Warner	28,598	2,693
Twenty-First Century Fox, Class B	86,405	3,298
WPP (GBP)	175,859	2,898
		18,143
Multiline Retail 0.2%		
Dollar General	28,479	2,491
Lojas Renner (BRL)	91,239	726
Ollies Bargain Outlet Holdings (1)	14,053	993
Tuesday Morning (1)	55,700	148
		4,358
Specialty Retail 0.6%		
Aaron's	6,700	266
Burlington Stores (1)	6,900	1,009
Five Below (1)	4,800	339
Home Depot	12,374	2,308
Kingfisher (GBP)	680,473	2,761
Lowe's	1,954	186
Michaels (1)	20,200	371
Monro	19,750	1,108
National Vision Holdings (1)	3,394	124
O'Reilly Automotive (1)	218	59
RH (1)	4,876	477
Ross Stores	58,883	4,645
Ulta Beauty (1)	1,000	247
Zumiez (1)	5,600	136
		14,036

Textiles, Apparel & Luxury Goods 0.4%		
Burberry Group (GBP)	93,793	2,577
Hanesbrands	15,640	285
Kering (EUR)	4,659	2,674
Moncler (EUR)(4)	53,658	2,461
Samsonite International (HKD)(4)	324,000	1,102
		9,099
Total Consumer Discretionary		**177,974**
CONSUMER STAPLES 2.6%		
Beverages 0.2%		
Boston Beer, Class A (1)	3,600	914
Constellation Brands, Class A	1,441	321
Diageo (GBP)	82,132	3,018
Kirin Holdings (JPY)	41,700	1,181
Monster Beverage (1)	1,300	67
		5,501
Food & Staples Retailing 0.1%		
Costco Wholesale	372	74
Performance Food Group (1)	15,900	568
Seven & i Holdings (JPY)	63,300	2,800
		3,442
Food Products 1.4%		
Bunge	39,282	2,732
Cal-Maine Foods (1)	24,811	1,192
Lancaster Colony	1,400	177
Nestle (CHF)	111,724	8,445
Pinnacle Foods	12,700	812
Post Holdings (1)	10,600	815
Simply Good Foods (1)	29,084	385
Simply Good Foods, Warrants, 7/7/22 (1)	4,782	17
TreeHouse Foods (1)	13,700	656
Tyson Foods, Class A	236,939	15,986

Wilmar International (SGD)	623,300	1,504
		32,721
Household Products 0.1%		
Essity, B Shares (SEK)	57,501	1,460
Kimberly-Clark	14,534	1,466
		2,926
Personal Products 0.5%		
Edgewell Personal Care (1)	11,200	489
L'Oreal (EUR)	13,349	3,215
Pola Orbis Holdings (JPY)	24,300	1,198
Unilever (GBP)	128,411	7,080
		11,982
Tobacco 0.3%		
Philip Morris International	94,841	7,544
		7,544
Total Consumer Staples		**64,116**
ENERGY 2.3%		
Energy Equipment & Services 0.1%		
Computer Modelling Group (CAD)	23,000	169
Dril-Quip (1)	5,900	283
NCS Multistage Holdings (1)	2,412	37
Schlumberger	16,449	1,130
WorleyParsons (AUD)	111,524	1,395
		3,014
Oil, Gas & Consumable Fuels 2.2%		
Advantage Oil & Gas (CAD)(1)	30,212	90
Apache	1,347	54
BP, ADR	96,360	4,415
Centennial Resource Development, Class A (1)	18,049	318
Chevron	65,938	8,196
Concho Resources (1)	1,245	171
ConocoPhillips	11,382	767
Crew Energy (CAD)(1)	76,288	142

Diamondback Energy	5,100	616
EOG Resources	18,077	2,130
Equinor (NOK)	67,320	1,770
Exxon Mobil	42,792	3,476
Jagged Peak Energy (1)	23,600	284
Kosmos Energy (1)	9,614	75
Matador Resources (1)	13,940	391
Occidental Petroleum	1,767	149
Phillips 66	27,440	3,196
Plains GP Holdings, Class A	49,067	1,206
Royal Dutch Shell, Class B, ADR	56,300	4,072
Total (EUR)	99,760	6,065
Total, ADR	88,115	5,344
TransCanada (CAD)	124,354	5,202
Valero Energy	42,544	5,156
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $18 (1)(5)(6)	6	30
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $232 (1)(5)(6)	64	324
		53,639
Total Energy		**56,653**
FINANCIALS 10.0%		
Banks 4.7%		
ABN AMRO Group, GDR (EUR)(2)(4)	65,806	1,707
Atlantic Capital Bancshares (1)	15,580	327
Australia & New Zealand Banking Group (AUD)	153,129	3,147
BankUnited	28,000	1,181
Barclays, ADR	47,220	504
Blue Hills Bancorp	16,481	336
BNP Paribas (EUR)(4)	61,986	3,851
Bridge Bancorp	13,100	484
Citigroup	68,393	4,561
Columbia Banking System	9,073	386
Commerzbank (EUR)(1)	62,926	643
Danske Bank (DKK)	69,078	2,292

DBS Group Holdings (SGD)	159,842	3,363
DNB (NOK)	199,413	3,574
Erste Group Bank (EUR)	40,082	1,660
FB Financial	14,666	600
Fifth Third Bancorp	75,270	2,302
First Banc	2,000	69
First Republic Bank	31,765	3,164
Guaranty Bancorp	13,000	438
Heritage Commerce	28,666	489
Heritage Financial	13,700	440
Home BancShares	34,700	799
Hope Bancorp	19,200	345
Independent Bank Group	6,046	455
ING Groep (EUR)	248,819	3,624
Intesa Sanpaolo (EUR)	672,481	1,985
Investors Bancorp	33,200	443
JPMorgan Chase (3)	133,005	14,233
Live Oak Bancshares	14,741	436
Lloyds Banking Group (GBP)	3,469,352	2,910
Mitsubishi UFJ Financial Group (JPY)	567,500	3,421
National Bank of Canada (CAD)	57,500	2,750
National Commerce (1)	3,500	161
Nordea Bank (SEK)	330,531	3,179
Origin Bancorp (1)	3,382	131
Pacific Premier Bancorp (1)	10,600	438
Pinnacle Financial Partners	11,602	778
PNC Financial Services Group	56,743	8,137
Prosperity Bancshares	9,000	652
Seacoast Banking (1)	28,164	878
Simmons First National, Class A	12,200	390
South State	6,007	538
Standard Chartered (GBP)	177,053	1,773
Sumitomo Mitsui Trust Holdings (JPY)	45,897	1,910
Svenska Handelsbanken, A Shares (SEK)	254,389	2,787
Texas Capital Bancshares (1)	5,270	508

Towne Bank	16,300	516
U.S. Bancorp	113,661	5,682
United Overseas Bank (SGD)	79,000	1,653
Univest	13,371	389
Webster Financial	10,152	651
Wells Fargo	271,408	14,653
Western Alliance Bancorp (1)	18,100	1,091
		113,814
Capital Markets 2.2%		
Ameriprise Financial	213	30
Bank of New York Mellon	82,873	4,537
Cboe Global Markets	11,870	1,158
Charles Schwab	120,627	6,709
Close Brothers Group (GBP)	17,606	341
GAM Holding (CHF)	69,071	1,033
Intercontinental Exchange	114,053	8,085
Macquarie Group (AUD)	29,089	2,506
Morgan Stanley	249,432	12,507
Northern Trust	2,121	217
Raymond James Financial	5,341	516
S&P Global	8,670	1,712
State Street	80,552	7,742
TD Ameritrade Holding	113,156	6,699
Triangle Capital	17,995	204
		53,996
Consumer Finance 0.1%		
Credit Saison (JPY)	60,000	991
DLP Payments Holdings, Non-Voting Shares, Acquisition Date: 7/10/17, Cost $129 (1)(5)(6)	136	155
Encore Capital Group (1)	9,900	391
PRA Group (1)	23,900	923
Santander Consumer USA Holdings	6,300	113
SLM (1)	42,264	483
		3,056

Diversified Financial Services 0.2%		
Challenger (AUD)	221,899	2,153
Element Fleet Management (CAD)	245,295	1,028
Mitsubishi UFJ Lease & Finance (JPY)	194,900	1,160
		4,341
Insurance 2.7%		
AIA Group (HKD)	283,000	2,583
American International Group	104,256	5,504
Assurant	1,100	103
Aviva (GBP)	279,024	1,891
AXA (EUR)	164,576	4,123
Axis Capital Holdings	7,100	404
Chubb	53,830	7,035
Direct Line Insurance Group (GBP)	423,846	2,012
Goosehead Insurance, Class A (1)	5,734	93
Hanover Insurance Group	7,800	946
Marsh & McLennan	79,382	6,380
MetLife	117,716	5,414
Munich Re (EUR)	16,686	3,430
Ping An Insurance Group of China, H Shares (HKD)	209,500	2,041
Progressive	21,568	1,339
Prudential (GBP)	147,597	3,545
RSA Insurance Group (GBP)	239,291	2,070
Safety Insurance Group	4,487	386
Selective Insurance Group	18,900	1,074
State Auto Financial	11,400	354
Storebrand (NOK)	263,640	2,157
Sun Life Financial (CAD)	71,797	2,967
Tokio Marine Holdings (JPY)	63,600	3,050
Willis Towers Watson	33,711	5,095
Zurich Insurance Group (CHF)	7,911	2,344
		66,340

Mortgage Real Estate Investment Trusts 0.0%		
Hannon Armstrong Sustainable Infrastructure Capital, REIT	5,600	103
		103
Thrifts & Mortgage Finance 0.1%		
Beneficial Bancorp	28,101	459
Capitol Federal Financial	33,140	436
Essent Group (1)	5,400	185
Meridian Bancorp	25,419	497
PennyMac Financial Services, Class A (1)	8,000	161
Radian Group	30,500	485
Sterling Bancorp	16,879	230
WSFS Financial	6,000	314
		2,767
Total Financials		**244,417**
HEALTH CARE 7.7%		
Biotechnology 1.0%		
Abeona Therapeutics (1)	4,600	81
Acceleron Pharma (1)	7,100	252
Agios Pharmaceuticals (1)	3,109	291
Aimmune Therapeutics (1)	8,583	284
Alexion Pharmaceuticals (1)	34,556	4,013
Alkermes (1)	6,377	301
Amicus Therapeutics (1)	4,112	69
Aquinox Pharmaceuticals (1)	4,221	60
Argenx, ADR (1)	2,367	226
Ascendis Pharma, ADR (1)	5,562	401
Audentes Therapeutics (1)	2,400	91
BeiGene, ADR (1)	379	76
Biogen (1)	285	84
Blueprint Medicines (1)	5,756	484
Celgene (1)	898	71
Corvus Pharmaceuticals (1)	4,778	66
CSL (AUD)	9,361	1,314
CytomX Therapeutics (1)	6,300	162

Exelixis (1)	10,800	224
Five Prime Therapeutics (1)	2,028	36
Gilead Sciences	16,588	1,118
Global Blood Therapeutics (1)	5,898	284
GlycoMimetics (1)	5,785	103
Insmed (1)	22,923	639
Ironwood Pharmaceuticals (1)	27,000	502
Loxo Oncology (1)	1,900	337
MacroGenics (1)	3,026	69
Radius Health (1)	18,200	519
Sage Therapeutics (1)	9,821	1,499
Sarepta Therapeutics (1)	700	66
Scholar Rock Holding (1)	1,205	21
Seattle Genetics (1)	5,498	332
Shire, ADR	11,400	1,872
Spark Therapeutics (1)	4,600	367
TESARO (1)	4,402	201
Ultragenyx Pharmaceutical (1)	400	29
Vertex Pharmaceuticals (1)	40,624	6,256
Xencor (1)	11,723	469
		23,269
Health Care Equipment & Supplies 2.5%		
Abbott Laboratories	9,726	599
Becton Dickinson & Company (3)	52,598	11,655
Cooper	6,294	1,424
Danaher	88,140	8,751
Elekta, B Shares (SEK)(4)	119,364	1,455
GN Store Nord (DKK)	64,434	2,460
Halyard Health (1)	16,400	900
Hologic (1)	47,563	1,802
Intuitive Surgical (1)	12,345	5,675
JAND, Class A, Acquisition Date: 3/9/18, Cost $90 (1)(5)(6)	5,722	88
K2M Group Holdings (1)	41,702	988
Koninklijke Philips (EUR)	118,356	4,874
Medtronic	72,681	6,274

Quidel (1)	10,500	658
STERIS	8,400	872
Stryker	62,580	10,890
Wright Medical Group (1)	25,801	644
		60,009
Health Care Providers & Services 1.8%		
Acadia Healthcare (1)	18,309	736
Aetna (3)	12,229	2,154
Anthem	23,510	5,206
Centene (1)	17,401	2,039
Cigna	29,939	5,071
Cross Country Healthcare (1)	18,715	228
CVS Health	65,653	4,162
Fresenius (EUR)	53,739	4,126
Humana	8,379	2,438
LifePoint Health (1)	5,600	296
Miraca Holdings (JPY)	24,900	806
Molina Healthcare (1)	16,912	1,436
U.S. Physical Therapy	6,910	645
UnitedHealth Group	59,175	14,291
		43,634
Health Care Technology 0.1%		
HMS Holdings (1)	29,400	636
Siemens Healthineers (EUR)(1)(2)	37,600	1,495
		2,131
Life Sciences Tools & Services 0.4%		
Agilent Technologies	54,781	3,392
Bruker	17,070	517
Illumina (1)	324	88
Thermo Fisher Scientific	32,975	6,868
		10,865
Pharmaceuticals 1.9%		
Astellas Pharma (JPY)	250,400	3,878
Bayer (EUR)	53,977	6,442

Catalent (1)	20,569	808
GlaxoSmithKline, ADR	74,100	3,002
Johnson & Johnson	17,568	2,101
Merck	76,281	4,541
MyoKardia (1)	4,453	212
Novartis (CHF)	83,122	6,179
Novo Nordisk, Class B (DKK)	28,155	1,338
Pacira Pharmaceuticals (1)	10,300	353
Pfizer	242,353	8,708
Prestige Brands Holdings (1)	5,700	191
Roche Holding (CHF)	25,573	5,483
Sanofi (EUR)	41,641	3,192
TherapeuticsMD (1)	80,361	475
WaVe Life Sciences (1)	7,146	333
Zoetis	4,300	360
		47,596
Total Health Care		**187,504**
INDUSTRIALS & BUSINESS SERVICES 5.6%		
Aerospace & Defense 1.7%		
Aerojet Rocketdyne Holdings (1)	16,842	487
Boeing (3)	64,799	22,820
BWX Technologies	20,394	1,361
Harris	24,530	3,691
Meggitt (GBP)	372,745	2,433
Moog, Class A	5,100	416
Northrop Grumman	25,290	8,276
Teledyne Technologies (1)	8,500	1,713
Textron	5,500	366
		41,563
Air Freight & Logistics 0.0%		
FedEx	423	105
		105
Airlines 0.6%		
Alaska Air Group	13,603	827

Alclear Holdings LLC, Acquisition Date: 3/6/18 Cost $189 (1)(5)(6)(16)	1,350	189
American Airlines Group	232,006	10,102
Delta Air Lines	32,677	1,766
Southwest Airlines	15,219	777
United Continental Holdings (1)	8,992	626
		14,287
Building Products 0.3%		
CSW Industrials (1)	5,000	243
Gibraltar Industries (1)	17,150	680
Johnson Controls International	101,561	3,409
Lennox International	2,500	508
PGT Innovations (1)	23,199	480
Quanex Building Products	14,763	248
Simpson Manufacturing	6,000	380
		5,948
Commercial Services & Supplies 0.2%		
Brink's	17,098	1,355
Cintas	4,353	793
Healthcare Services Group	9,100	329
Heritage-Crystal Clean (1)	7,600	154
MSA Safety	4,700	437
Multi-Color	1,641	114
Rentokil Initial (GBP)	86,947	396
Stericycle (1)	4,107	261
Team (1)	15,900	338
Waste Connections (CAD)	14,175	1,090
		5,267
Construction & Engineering 0.0%		
Valmont Industries	5,289	773
		773
Electrical Equipment 0.5%		
ABB (CHF)	120,567	2,728
AZZ	13,400	579

Legrand (EUR)	21,767	1,641
Melrose Industries (GBP)	384,982	1,208
Mitsubishi Electric (JPY)	298,400	4,229
Prysmian (EUR)	49,788	1,393
Thermon Group Holdings (1)	18,300	422
		12,200
Industrial Conglomerates 0.9%		
CK Hutchison Holdings (HKD)	255,886	2,881
DCC (GBP)	20,634	1,976
Honeywell International	34,130	5,048
Roper Technologies	15,911	4,388
Sembcorp Industries (SGD)	130,080	284
Siemens (EUR)	44,307	5,775
		20,352
Machinery 0.7%		
Alamo Group	2,623	242
Barnes Group	10,200	606
Chart Industries (1)	24,400	1,572
ESCO Technologies	15,865	890
Fortive	20,155	1,465
Graco	12,700	577
John Bean Technologies	14,199	1,254
Luxfer Holdings	19,500	370
Mueller Water Products, Class A	44,500	530
PACCAR	3,776	235
REV Group	11,592	197
SMC (JPY)	4,200	1,585
Stanley Black & Decker	29,840	4,155
Sun Hydraulics	5,837	290
THK (JPY)	76,500	2,698
Toro	12,300	713
Welbilt (1)	15,400	300
		17,679

Marine 0.0%		
Matson	20,900	716
		716
Professional Services 0.1%		
CoStar Group (1)	1,713	653
IHS Markit (1)	2,136	105
Recruit Holdings (JPY)	66,400	1,840
		2,598
Road & Rail 0.3%		
Canadian Pacific Railway (CAD)	4,441	856
Central Japan Railway (JPY)	10,600	2,187
CSX	19,018	1,229
Genesee & Wyoming (1)	2,400	187
Kansas City Southern	5,540	594
Knight-Swift Transportation Holdings	3,267	133
Landstar System	4,300	488
Schneider National, Class B	11,711	345
Union Pacific	1,100	157
		6,176
Trading Companies & Distributors 0.3%		
GMS (1)	12,199	365
Mitsubishi (JPY)	77,100	2,137
SiteOne Landscape Supply (1)	13,700	1,036
Sumitomo (JPY)	252,100	4,214
Watsco	600	111
		7,863
Total Industrials & Business Services		**135,527**
INFORMATION TECHNOLOGY 11.8%		
Communications Equipment 0.4%		
Cisco Systems	190,618	8,141
Finisar (1)	15,422	250
LM Ericsson, B Shares (SEK)	138,840	1,008

Lumentum Holdings (1)	17,600	1,034
		10,433
Electronic Equipment, Instruments & Components 0.5%		
Corning	68,449	1,860
CTS	12,000	390
Hamamatsu Photonics KK (JPY)	23,100	1,000
Keysight Technologies (1)	73,712	4,330
Largan Precision (TWD)	9,000	1,234
Littelfuse	700	152
National Instruments	16,251	676
Novanta (1)	20,389	1,322
Omron (JPY)	33,200	1,735
		12,699
Internet Software & Services 3.6%		
2U (1)	6,125	581
A Place For Rover, Acquisition Date: 5/25/18, Cost $5 (1)(5)(6)	669	5
Alibaba Group Holding, ADR (1)(3)(4)	89,875	17,796
Alphabet, Class A (1)	6,216	6,838
Alphabet, Class C (1)(3)	14,811	16,070
Baidu, ADR (1)	7,600	1,843
Cargurus (1)	21,572	715
Coupa Software (1)	11,433	610
Facebook, Class A (1)(3)	127,884	24,526
Five9 (1)	26,300	918
GrubHub (1)	8,412	902
GTT Communications (1)	7,186	338
Kakaku.com (JPY)	46,200	1,001
NAVER (KRW)	1,172	726
Okta (1)	13,100	736
Q2 Holdings (1)	4,761	272
Quotient Technology (1)	16,383	219
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost: $41 (1)(5)(6)	2,471	25
Tencent Holdings (HKD)	193,810	9,894
Tucows, Class A (1)	3,366	211

Wix.com (1)	8,475	737
Yahoo Japan (JPY)(4)	270,200	979
YY, ADR (1)	17,414	2,029
Zillow Group, Class A (1)	700	41
Zillow Group, Class C (1)	1,800	105
		88,117
IT Services 1.8%		
Booz Allen Hamilton Holding	24,300	1,096
Cardtronics, Class A (1)	1,448	37
Euronet Worldwide (1)	1,400	117
Evo Payments, Class A (1)	2,223	48
Fidelity National Information Services	20,110	2,056
Fiserv (1)	47,354	3,438
FleetCor Technologies (1)	7,220	1,439
Global Payments	30,823	3,426
Infosys, ADR	101,600	1,848
Mastercard, Class A	59,574	11,326
PayPal Holdings (1)	62,966	5,168
Visa, Class A	101,683	13,292
Worldpay, Class A (1)	17,429	1,385
		44,676
Semiconductors & Semiconductor Equipment 1.8%		
Applied Materials	40,138	2,038
ASML Holding	2,868	564
ASML Holding (EUR)	11,742	2,305
Broadcom	35,708	9,001
Entegris	15,100	530
Inphi (1)	15,500	524
Integrated Device Technology (1)	13,900	462
Intel	109,161	6,026
Lam Research	1,021	202
Lattice Semiconductor (1)	50,150	288
MACOM Technology Solutions Holdings (1)	15,400	347
Maxim Integrated Products	32,825	1,925
Microchip Technology	18,283	1,780

Micron Technology (1)	27,227	1,568
MKS Instruments	2,600	292
Monolithic Power Systems	1,196	158
PDF Solutions (1)	19,592	248
Renesas Electronics (JPY)(1)	98,000	969
Taiwan Semiconductor Manufacturing (TWD)	595,759	4,448
Texas Instruments	58,391	6,535
Tokyo Electron (JPY)	17,200	3,210
Xilinx	1,520	103
		43,523
Software 3.4%		
Activision Blizzard	18,119	1,285
Ceridian HCM Holdings (1)	749	26
CyberArk Software (1)	8,790	535
Descartes Systems Group (CAD)(1)	32,500	968
DocuSign (1)	897	45
Electronic Arts (1)	21,086	2,760
Ellie Mae (1)	6,860	729
Guidewire Software (1)	8,529	792
Intuit	28,436	5,733
Microsoft (3)	385,888	38,141
Paycom Software (1)	700	74
Paylocity Holding (1)	1,200	72
Proofpoint (1)	6,800	795
Red Hat (1)	24,114	3,916
RingCentral, Class A (1)	4,263	323
salesforce.com (1)	63,456	8,207
ServiceNow (1)	37,890	6,730
SS&C Technologies Holdings	28,900	1,471
Symantec	5,869	122
Synopsys (1)	36,586	3,222
Tableau Software, Class A (1)	10,760	1,064
VMware, Class A (1)	923	127
Workday, Class A (1)	19,574	2,563
Zendesk (1)	14,300	799

Zuora, Class A (1)	893	20
Zynga, Class A (1)	149,500	658
		81,177
Technology Hardware, Storage & Peripherals 0.3%		
Apple (3)	13,292	2,484
Samsung Electronics (KRW)	82,269	3,863
		6,347
Total Information Technology		**286,972**
MATERIALS 1.9%		
Chemicals 1.0%		
Air Liquide (EUR)(4)	15,794	1,950
Asahi Kasei (JPY)	184,500	2,523
BASF (EUR)	27,711	2,736
CF Industries Holdings	37,614	1,547
Covestro (EUR)(2)	15,446	1,407
DowDuPont	88,657	5,684
GCP Applied Technologies (1)	13,400	424
Johnson Matthey (GBP)	46,025	2,146
KMG Chemicals	4,563	305
Minerals Technologies	7,400	540
Orion Engineered Carbons	15,847	455
PolyOne	10,400	436
PPG Industries	2,331	235
Sherwin-Williams	3,332	1,264
Tosoh (JPY)	26,500	462
Umicore (EUR)	41,668	2,351
		24,465
Construction Materials 0.0%		
Martin Marietta Materials	900	201
		201
Containers & Packaging 0.4%		
Amcor (AUD)	160,605	1,704
Ball	4,557	168

International Paper	136,521	7,304
		9,176
Metals & Mining 0.4%		
Antofagasta (GBP)	86,284	1,208
BHP Billiton (AUD)	26,657	663
BHP Billiton (GBP)	90,290	2,076
Compass Minerals International	1,400	92
Constellium, Class A (1)	14,100	171
Franco-Nevada (CAD)	3,300	233
Haynes International	12,100	515
Independence Group (AUD)	449,516	1,637
Northern Star Resources (AUD)	35,907	170
Osisko Gold Royalties (CAD)	23,700	243
Rio Tinto (AUD)	16,236	1,014
South32 (AUD)	414,260	1,161
		9,183
Paper & Forest Products 0.1%		
Stora Enso, R Shares (EUR)	119,432	2,450
		2,450
Total Materials		**45,475**
REAL ESTATE 1.0%		
Equity Real Estate Investment Trusts 0.8%		
Acadia Realty Trust, REIT	9,000	232
Alexander & Baldwin, REIT	19,216	409
American Campus Communities, REIT	16,300	654
American Tower, REIT	7,482	1,035
Crown Castle International, REIT	62,468	6,506
CubeSmart, REIT	4,200	128
EastGroup Properties, REIT	11,600	1,081
Equinix, REIT	214	85
Equity Commonwealth, REIT (1)	18,100	563
First Industrial Realty Trust	4,992	164
Great Portland Estates (GBP)	97,228	892
Paramount Group, REIT	43,327	651

PS Business Parks, REIT	8,964	1,099
Regency Centers, REIT	5,600	325
Retail Opportunity Investments, REIT	25,800	468
Scentre Group (AUD)	516,102	1,630
SL Green Realty, REIT	7,968	777
Unibail-Rodamco (EUR)(4)	8,590	1,934
Urban Edge Properties, REIT	10,400	227
Weyerhaeuser, REIT	34,065	1,272
		20,132
Real Estate Management & Development 0.2%		
Colliers International Group (CAD)	6,600	476
FirstService (CAD)	12,600	887
Mitsui Fudosan (JPY)	68,500	1,713
RE/MAX Holdings, Class A	5,475	285
		3,361
Total Real Estate		**23,493**
TELECOMMUNICATION SERVICES 0.9%		
Diversified Telecommunication Services 0.6%		
KT (KRW)	43,394	1,109
Nippon Telegraph & Telephone (JPY)	120,800	5,643
Telecom Italia (EUR)	1,695,037	1,188
Telefonica (EUR)	185,856	1,639
Telefonica Deutschland Holding (EUR)	510,695	2,158
Telstra (AUD)	177,698	376
Verizon Communications	50,542	2,409
		14,522
Wireless Telecommunication Services 0.3%		
America Movil, Class L, ADR	61,400	952
SoftBank Group (JPY)	17,200	1,221
Vodafone Group, ADR	165,018	4,279
		6,452
Total Telecommunication Services		**20,974**

UTILITIES 1.8%

Electric Utilities 1.0%		
American Electric Power	7,380	502
Entergy	46,138	3,733
Eversource Energy	29,804	1,701
NextEra Energy	51,374	8,518
PG&E	63,357	2,745
PNM Resources	23,400	935
Southern Company	64,358	2,890
SSE (GBP)	38,091	692
Westar Energy	56,442	3,200
Xcel Energy	7,549	344
		25,260
Gas Utilities 0.2%		
Chesapeake Utilities	7,450	595
ONE Gas	19,300	1,448
South Jersey Industries	20,339	674
Southwest Gas Holdings	11,300	855
		3,572
Independent Power & Renewable Electricity Producers 0.1%		
Electric Power Development, Class C (JPY)	66,700	1,767
NextEra Energy Partners	8,400	378
		2,145
Multi-Utilities 0.5%		
E.ON (EUR)	87,276	925
Engie (EUR)(4)	174,928	2,759
National Grid (GBP)	186,926	2,063
NiSource	67,258	1,702
SCANA	8,400	305
Sempra Energy	43,502	4,634
		12,388
Water Utilities 0.0%		
California Water Service Group	15,500	624

Middlesex Water	3,624	161
		785
Total Utilities		**44,150**
Total Miscellaneous Common Stocks (7)		**2,176**
Total Common Stocks (Cost $803,153)		**1,289,431**
CONVERTIBLE PREFERRED STOCKS 0.2%		
CONSUMER STAPLES 0.0%		
Food Products 0.0%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17 Cost $174 (1)(5)(6)	9,433	174
Total Consumer Staples		**174**
HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
Becton Dickinson & Company, Series A, 6.125%, 5/1/20	15,188	884
JAND, Series E, Acquisition Date: 3/9/18, Cost $111 (1)(5)(6)	7,058	108
Total Health Care		**992**
INFORMATION TECHNOLOGY 0.0%		
Internet Software & Services 0.0%		
A Place For Rover, Acquisition Date: 5/11/18, Cost $72 (1)(5)(6)	9,566	72
Roofoods, Series F, Acquisition Date: 9/12/17, Cost $243 (1)(5)(6)	687	243
Vroom, Series F, Acquisition Date: 6/30/17, Cost $104 (1)(5)(6)	6,073	104
		419
Software 0.0%		
Checkr, Acquisition Date: 4/10/18, Cost $53 (1)(5)(6)	3,871	53
Plex Systems Holdings, Series B, Acquisition Date: 6/9/14, Cost $55 (1)(5)(6)	24,051	51
		104
Total Information Technology		**523**

UTILITIES 0.1%

Electric Utilities 0.1%		
NextEra Energy, 6.123%, 9/1/19 (1)	29,653	1,691
		1,691
Gas Utilities 0.0%		
South Jersey Industries, 7.25%, 4/15/21 (1)	3,433	189
		189
Multi-Utilities 0.0%		
Sempra Energy, Series A, 6.00%, 1/15/21	7,401	736
		736
Total Utilities		**2,616**
Total Convertible Preferred Stocks (Cost $3,949)		**4,305**

CONVERTIBLE BONDS 0.0%

Ctrip.com International, 1.25%, 9/15/22	435,000	444
Total Convertible Bonds (Cost $450)		**444**

CORPORATE BONDS 6.2%

Activision Blizzard, 4.50%, 6/15/47	900,000	884
AerCap Ireland Capital, 3.50%, 5/26/22	200,000	196
AerCap Ireland Capital, 3.65%, 7/21/27	485,000	446
AerCap Ireland Capital, 3.95%, 2/1/22	1,015,000	1,018
AerCap Ireland Capital, 4.625%, 7/1/22	300,000	308
AIA Group, 3.90%, 4/6/28 (2)	665,000	664
Air Lease, 2.75%, 1/15/23	570,000	543
Air Lease, 3.625%, 12/1/27	740,000	687
Alexandria Real Estate Equities, 3.45%, 4/30/25	330,000	316
Alexandria Real Estate Equities, 3.95%, 1/15/27	380,000	369
Alexandria Real Estate Equities, 3.95%, 1/15/28	595,000	573
Alibaba Group Holding, 3.60%, 11/28/24	2,355,000	2,331
Amazon.com, 3.875%, 8/22/37 (2)	795,000	792

Amazon.com, 4.05%, 8/22/47 (2)	1,000,000	990
American Airlines PTT, Series 2013-1, Class A, 4.00%, 7/15/25	457,387	459
American Airlines PTT, Series 2013-2, Class A, 4.95%, 1/15/23	485,031	501
American Airlines PTT, Series 2014-1, Class B, 4.375%, 10/1/22	59,288	59
American Airlines PTT, Series 2015-1, Class B, 3.70%, 5/1/23	130,022	127
American Airlines PTT, Series 2017-1, Class B, 4.95%, 2/15/25	485,550	493
American Airlines PTT, Series 2017-2, Class AA, 3.35% 10/15/29	205,000	195
American Campus Communities, 3.625%, 11/15/27	225,000	212
Anheuser-Busch InBev Finance, 3.65%, 2/1/26	750,000	736
Anthem, 3.50%, 8/15/24	410,000	400
Anthem, 4.65%, 1/15/43	995,000	964
Apple, 3.75%, 11/13/47	2,635,000	2,508
Apple, 4.25%, 2/9/47	225,000	231
APT Pipelines, 3.875%, 10/11/22 (2)	345,000	344
APT Pipelines, 4.25%, 7/15/27 (2)	210,000	206
Arconic, 5.87%, 2/23/22	215,000	225
Arconic, 6.15%, 8/15/20	870,000	909
Ausgrid Finance, 3.85%, 5/1/23 (2)	245,000	246
Ausgrid Finance, 4.35%, 8/1/28 (2)	385,000	388
Avnet, 4.625%, 4/15/26	625,000	615
AXA Equitable Holdings, 3.90%, 4/20/23 (2)	105,000	104
Baidu, 2.875%, 7/6/22	610,000	592
Baidu, 4.375%, 3/29/28	1,005,000	1,010
Banco de Bogota, 4.375%, 8/3/27 (2)	600,000	553
Banco Santander, 3.50%, 4/11/22	800,000	781
Banco Santander, 3.80%, 2/23/28	600,000	550
Banco Santander Chile, 3.875%, 9/20/22 (2)	315,000	313
Bank of America, 3.248%, 10/21/27	3,120,000	2,895
Bank of America, VR, 3.824%, 1/20/28 (8)	1,590,000	1,552
Bank of America, VR, 4.244%, 4/24/38 (8)	845,000	829

Barclays, 3.684%, 1/10/23	790,000	774
Barclays, VR, 4.338%, 5/16/24 (8)	465,000	464
Barclays Bank, 5.14%, 10/14/20	455,000	469
BBVA Bancomer, 4.375%, 4/10/24 (2)	885,000	873
Becton Dickinson & Company, 3.363%, 6/6/24	545,000	526
Becton Dickinson & Company, 3.70%, 6/6/27	1,170,000	1,110
Becton Dickinson & Company, 3.734%, 12/15/24	300,000	294
Becton Dickinson & Company, 4.669%, 6/6/47	640,000	630
BNP Paribas, 2.95%, 5/23/22 (2)	335,000	325
BNP Paribas, 3.80%, 1/10/24 (2)	660,000	649
Boardwalk Pipelines, 3.375%, 2/1/23	135,000	131
Boardwalk Pipelines, 4.45%, 7/15/27	155,000	152
Boardwalk Pipelines, 4.95%, 12/15/24	375,000	386
Boardwalk Pipelines, 5.95%, 6/1/26	30,000	32
Booking Holdings, 3.60%, 6/1/26	565,000	548
Booking Holdings, 3.65%, 3/15/25	670,000	658
Boral Finance Property, 3.00%, 11/1/22 (2)	60,000	58
Boral Finance Property, 3.75%, 5/1/28 (2)	1,600,000	1,538
Boston Properties, 2.75%, 10/1/26	756,000	681
Boston Properties, 3.20%, 1/15/25	465,000	446
Boston Properties, 3.65%, 2/1/26	370,000	358
BPCE, 3.00%, 5/22/22 (2)	260,000	253
BPCE, 3.50%, 10/23/27 (2)	860,000	792
Brambles USA, 4.125%, 10/23/25 (2)	240,000	240
Braskem Finance, 7.375% (9)	300,000	302
Brixmor Operating Partnership, 3.65%, 6/15/24	307,000	296
Brixmor Operating Partnership, 3.85%, 2/1/25	170,000	165
Brixmor Operating Partnership, 3.90%, 3/15/27	985,000	935
Brixmor Operating Partnership, REIT, 3.875%, 8/15/22	368,000	367
Broadcom, 3.00%, 1/15/22	675,000	658
Broadcom, 3.125%, 1/15/25	535,000	500

Broadcom, 3.625%, 1/15/24	935,000	910
Broadcom, 3.875%, 1/15/27	45,000	43
Bunge, 3.75%, 9/25/27	565,000	533
Capital One Bank USA, 3.375%, 2/15/23	1,045,000	1,021
Capital One Financial, 3.30%, 10/30/24	430,000	410
Capital One Financial, 3.80%, 1/31/28	320,000	303
Cargill, 3.25%, 3/1/23 (2)	135,000	134
Catholic Health Initiatives, 2.95%, 11/1/22	250,000	243
CC Holdings, 3.849%, 4/15/23	1,190,000	1,185
Celgene, 3.625%, 5/15/24	810,000	794
Celgene, 4.35%, 11/15/47	430,000	388
Celulosa Arauco y Constitucion, 3.875%, 11/2/27 (2)	300,000	281
Celulosa Arauco y Constitucion, 5.50%, 11/2/47 (2)	200,000	196
Cencosud, 5.15%, 2/12/25	610,000	603
Cenovus Energy, 4.25%, 4/15/27	145,000	139
Charter Communications Operating, 4.908%, 7/23/25	790,000	804
Cigna, 3.05%, 10/15/27	180,000	162
Citigroup, VR, 2.876%, 7/24/23 (8)	815,000	788
CNA Financial, 5.875%, 8/15/20	875,000	923
CNAC HK Finbridge, 4.625%, 3/14/23	760,000	767
Comcast, 3.15%, 3/1/26	240,000	226
Comcast, 3.20%, 7/15/36	70,000	59
Comcast, 3.30%, 2/1/27	585,000	549
Comcast, 3.375%, 8/15/25	40,000	38
Comcast, 3.90%, 3/1/38	165,000	151
Concho Resources, 3.75%, 10/1/27	625,000	605
Credit Agricole, 3.25%, 10/4/24 (2)	740,000	698
Credit Suisse Group, VR, 2.997%, 12/14/23 (2)(8)	600,000	576
Crown Castle International, 5.25%, 1/15/23	320,000	336
Crown Castle Towers, 3.663%, 5/15/25 (2)	725,000	715
CVS Health, 3.70%, 3/9/23	1,665,000	1,654

Delta Air Lines, 3.625%, 3/15/22	440,000	437
Delta Air Lines, 4.375%, 4/19/28	685,000	671
Delta Air Lines PTT, Series 2009-1, Class A, 7.75%, 12/17/19	40,865	43
Delta Air Lines PTT, Series 2010-2, Class A, 4.95%, 5/23/19	37,607	38
Delta Air Lines PTT, Series 2011-1, Class A, 5.30%, 4/15/19	32,601	33
Delta Air Lines PTT, Series 2015-1, Class AA, 3.625%, 7/30/27	352,550	349
Discover Financial Services, 3.75%, 3/4/25	430,000	413
Discover Financial Services, 4.10%, 2/9/27	800,000	775
Dollar Tree, 3.70%, 5/15/23	190,000	189
Enbridge, Series 16-A, VR, 6.00%, 1/15/77 (8)	490,000	469
Enbridge Energy Partners, 7.375%, 10/15/45	450,000	588
Enel Americas, 4.00%, 10/25/26	600,000	572
Enel Finance International, 2.75%, 4/6/23 (2)	845,000	796
Enel Finance International, 3.625%, 5/25/27 (2)	1,020,000	932
Enel Finance International, 4.75%, 5/25/47 (2)	845,000	801
EnLink Midstream Partners, 4.85%, 7/15/26	380,000	377
Essex Portfolio, 3.375%, 4/15/26	405,000	383
Essex Portfolio, 3.625%, 5/1/27	525,000	502
Expedia, 5.00%, 2/15/26	1,175,000	1,199
Express Scripts Holding, 4.50%, 2/25/26	400,000	401
Express Scripts Holding, 4.80%, 7/15/46	170,000	164
FirstEnergy, Series B, 3.90%, 7/15/27	820,000	803
FirstEnergy Transmission, 4.35%, 1/15/25 (2)	815,000	827
General Motors, FRN, 3M USD LIBOR + 0.80%, 3.163%, 8/7/20	410,000	412
Goldman Sachs Group, 3.50%, 11/16/26	1,610,000	1,527
Goldman Sachs Group, VR, 2.908%, 6/5/23 (8)	2,860,000	2,763
Goldman Sachs Group, VR, 3.691%, 6/5/28 (8)	860,000	815
Grain Spectrum Funding, 4.00%, 10/10/18 (2)	660,000	660
GTP Acquisition Partners, 2.35%, 6/15/20 (2)	875,000	859
Harris, 4.854%, 4/27/35	875,000	907
Heathrow Funding, 4.875%, 7/15/21 (2)	695,000	731

Hess, 4.30%, 4/1/27	885,000	864
Hess, 5.80%, 4/1/47	495,000	522
Highwoods Realty, 4.125%, 3/15/28	110,000	109
Holcim U.S. Finance, 5.15%, 9/12/23 (2)	395,000	419
HSBC Holdings, 2.65%, 1/5/22	340,000	330
HSBC Holdings, VR, 3.95%, 5/18/24 (8)	200,000	200
HSBC Holdings, VR, 6.375% (8)(9)	740,000	739
Humana, 3.85%, 10/1/24	130,000	130
ING Bank, VR, 4.125%, 11/21/23 (8)	990,000	995
Interpublic Group of Companies, 3.75%, 2/15/23	50,000	50
Interpublic Group of Companies, 4.00%, 3/15/22	240,000	242
Interpublic Group of Companies, 4.20%, 4/15/24	156,000	158
Intesa Sanpaolo, 3.125%, 7/14/22 (2)	585,000	547
Intesa Sanpaolo, 3.875%, 1/12/28 (2)	695,000	606
Intesa Sanpaolo, 4.375%, 1/12/48 (2)	690,000	558
JPMorgan Chase, 2.95%, 10/1/26	2,335,000	2,170
JPMorgan Chase, 3.20%, 6/15/26	235,000	223
JPMorgan Chase, 3.30%, 4/1/26	285,000	272
JPMorgan Chase, 3.90%, 7/15/25	175,000	175
JPMorgan Chase, FRN, 3M USD LIBOR + 1.23%, 3.589% 10/24/23	1,995,000	2,036
JPMorgan Chase, VR, 3.54%, 5/1/28 (8)	235,000	225
JPMorgan Chase, VR, 3.782%, 2/1/28 (8)	505,000	493
JPMorgan Chase, VR, 3.882%, 7/24/38 (8)	615,000	574
Kaiser Foundation Hospitals, 3.50%, 4/1/22	275,000	277
KazMunayGas National, 4.75%, 4/19/27 (4)	700,000	694
Keysight Technologies, 4.60%, 4/6/27	750,000	758
Kimco Realty, 3.80%, 4/1/27	540,000	515
Kraft Heinz Foods, 4.375%, 6/1/46	310,000	275
Liberty Mutual Group, 4.85%, 8/1/44 (2)	955,000	976
Life Technologies, 6.00%, 3/1/20	800,000	836

Lockheed Martin, 3.60%, 3/1/35	195,000	183
Maple Escrow Subsidiary, 4.057%, 5/25/23 (2)	210,000	211
Martin Marietta Materials, 4.25%, 7/2/24	755,000	766
Martin Marietta Materials, 4.25%, 12/15/47	385,000	340
Massachusetts Institute of Technology, 3.959%, 7/1/38	350,000	363
Mead Johnson Nutrition, 4.125%, 11/15/25	440,000	450
Microchip Technology, 3.922%, 6/1/21 (2)	105,000	106
Microsoft, 2.875%, 2/6/24	1,720,000	1,689
Microsoft, 4.10%, 2/6/37	1,755,000	1,837
Mizuho Financial Group, 3.549%, 3/5/23	480,000	478
Morgan Stanley, 3.125%, 7/27/26	185,000	173
Morgan Stanley, 3.70%, 10/23/24	1,325,000	1,316
Morgan Stanley, 3.75%, 2/25/23	1,955,000	1,959
Morgan Stanley, 4.875%, 11/1/22	1,900,000	1,981
Morgan Stanley, VR, 3.971%, 7/22/38 (8)	460,000	427
MPT Operating Partnership, 5.00%, 10/15/27	455,000	427
NiSource, 4.375%, 5/15/47	559,000	549
O'Reilly Automotive, 3.80%, 9/1/22	270,000	274
O'Reilly Automotive, 4.625%, 9/15/21	80,000	83
Omnicom Group, 3.65%, 11/1/24	1,005,000	985
Oracle, 3.80%, 11/15/37	475,000	463
Oracle, 4.00%, 11/15/47	710,000	694
Plains All American Pipeline, 2.85%, 1/31/23	100,000	95
Plains All American Pipeline, 4.65%, 10/15/25	630,000	631
President & Fellows of Harvard College, 3.619%, 10/1/37	225,000	222
Principal Financial Group, VR, 4.70%, 5/15/55 (8)	710,000	710
QVC, 5.125%, 7/2/22	1,175,000	1,208
Regency Centers, 3.60%, 2/1/27	300,000	287
Regency Centers, 4.125%, 3/15/28	155,000	154
Reinsurance Group of America, 5.00%, 6/1/21	450,000	468
Reynolds American, 5.85%, 8/15/45	290,000	322

Royal Bank of Scotland Group, 3.875%, 9/12/23	375,000	367
Royal Bank of Scotland Group, VR, 3.498%, 5/15/23 (8)	895,000	871
Sabine Pass Liquefaction, 4.20%, 3/15/28	900,000	873
Sabine Pass Liquefaction, 5.00%, 3/15/27	910,000	938
Sabine Pass Liquefaction, 5.75%, 5/15/24	225,000	241
Sabine Pass Liquefaction, 5.875%, 6/30/26	495,000	536
SBA Tower Trust, 2.898%, 10/8/19 (2)	445,000	443
SBA Tower Trust, 3.156%, 10/8/20 (2)	650,000	649
SBA Tower Trust, 3.168%, 4/11/22 (2)	605,000	600
SBA Tower Trust, 3.448%, 3/15/23 (2)	100,000	100
SBA Tower Trust, STEP, 3.869%, 10/15/49 (2)	785,000	798
Sempra Energy, 3.25%, 6/15/27	169,000	158
Sempra Energy, 3.40%, 2/1/28	1,565,000	1,477
Sempra Energy, 3.80%, 2/1/38	305,000	281
Sempra Energy, 4.00%, 2/1/48	175,000	161
Shire Acquisition Investments Ireland, 2.875%, 9/23/23	585,000	551
Shire Acquisition Investments Ireland, 3.20%, 9/23/26	530,000	486
Sigma Alimentos, 4.125%, 5/2/26	360,000	336
Solvay Finance America, 4.45%, 12/3/25 (2)	590,000	603
Syngenta Finance, 3.933%, 4/23/21 (2)	295,000	294
Tencent Holdings, 2.875%, 2/11/20 (2)	400,000	399
Tencent Holdings, 3.80%, 2/11/25 (4)	1,230,000	1,228
Tencent Holdings, 3.925%, 1/19/38 (2)	200,000	188
Thomson Reuters, 3.35%, 5/15/26	760,000	699
Time Warner Cable, 6.55%, 5/1/37	305,000	331
Time Warner Cable, 6.75%, 6/15/39	565,000	625
Transcanada Trust, VR, 5.30%, 3/15/77 (8)	610,000	580
Transcontinental Gas Pipe Line, 4.00%, 3/15/28 (2)	170,000	167
Transcontinental Gas Pipe Line, 4.60%, 3/15/48 (2)	240,000	234
Transurban Finance, 3.375%, 3/22/27 (2)	1,405,000	1,310
Transurban Finance, 4.125%, 2/2/26 (2)	130,000	129

Trinity Acquisition, 3.50%, 9/15/21	165,000	163
U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25	928,652	959
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25	297,470	297
UBS Group Funding, 3.491%, 5/23/23 (2)	515,000	506
UBS Group Funding, 4.125%, 9/24/25 (2)	1,135,000	1,133
UBS Group Funding, VR, 2.859%, 8/15/23 (2)(8)	370,000	355
UniCredit, 3.75%, 4/12/22 (2)	455,000	435
UniCredit, 4.625%, 4/12/27 (2)	1,165,000	1,096
VEREIT Operating Partnership, 3.95%, 8/15/27	399,000	370
VEREIT Operating Partnership, 4.60%, 2/6/24	1,265,000	1,268
VEREIT Operating Partnership, 4.875%, 6/1/26	105,000	105
Verizon Communications, 3.376%, 2/15/25	955,000	923
Verizon Communications, 5.25%, 3/16/37	696,000	724
Vodafone Group, 4.125%, 5/30/25	220,000	220
Vodafone Group, 4.375%, 5/30/28	540,000	537
Vodafone Group, 5.00%, 5/30/38	115,000	115
Vulcan Materials, 4.50%, 6/15/47	545,000	503
Western Gas Partners, 4.00%, 7/1/22	750,000	746
Williams Partners, 4.85%, 3/1/48	525,000	508
Willis North America, 3.60%, 5/15/24	685,000	665
Woodside Finance, 3.65%, 3/5/25 (2)	470,000	459
Woodside Finance, 3.70%, 9/15/26 (2)	439,000	423
Woodside Finance, 3.70%, 3/15/28 (2)	1,485,000	1,414
WPP Finance 2010, 3.75%, 9/19/24	1,230,000	1,193
Total Corporate Bonds (Cost $153,928)		**149,983**

ASSET-BACKED SECURITIES 2.2%

Allegro III Series 2015-1A, Class AR, CLO, FRN 3M USD LIBOR + 0.84%, 3.20%, 7/25/27 (2)	475,000	472

Ally Auto Receivables Trust Series 2015-2, Class D 3.01%, 3/15/22 (2)	55,000	55
Ally Auto Receivables Trust Series 2016-1, Class C 2.29%, 6/15/21	155,000	154
Ally Auto Receivables Trust Series 2017-2, Class B 2.33%, 6/15/22	60,000	59
American Express Credit Account Master Trust Series 2017-7, Class B 2.54%, 5/15/25	560,000	546
AmeriCredit Automobile Receivables Trust Series 2015-2, Class C 2.40%, 1/8/21	193,000	193
AmeriCredit Automobile Receivables Trust Series 2015-3, Class B 2.08%, 9/8/20	390,000	389
AmeriCredit Automobile Receivables Trust Series 2015-4, Class C 2.88%, 7/8/21	175,000	175
AmeriCredit Automobile Receivables Trust Series 2015-4, Class D 3.72%, 12/8/21	465,000	470
AmeriCredit Automobile Receivables Trust Series 2016-1, Class A3 1.81%, 10/8/20	69,287	69
AmeriCredit Automobile Receivables Trust Series 2016-2, Class C 2.87%, 11/8/21	85,000	85
AmeriCredit Automobile Receivables Trust Series 2016-4, Class D 2.74%, 12/8/22	860,000	847
AmeriCredit Automobile Receivables Trust Series 2017-1, Class C 2.71%, 8/18/22	65,000	64
AmeriCredit Automobile Receivables Trust Series 2017-1, Class D 3.13%, 1/18/23	990,000	983

ARI Fleet Lease Trust Series 2017-A, Class A2 1.91%, 4/15/26 (2)	140,590	140
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (2)	430,000	429
Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (2)	350,000	350
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (2)	580,000	578
Avis Budget Rental Car Funding Series 2014-2A, Class A 2.50%, 2/20/21 (2)	1,660,000	1,647
Avis Budget Rental Car Funding Series 2016-2A, Class A 2.72%, 11/20/22 (2)	380,000	372
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	525,000	523
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	135,000	133
Barings Series 2013-IA, Class AR, CLO, FRN 3M USD LIBOR + 0.80%, 3.159%, 1/20/28 (2)	535,000	534
BMW Vehicle Lease Trust Series 2017-1, Class A3 1.98%, 5/20/20	185,000	184
BMW Vehicle Lease Trust Series 2017-2, Class A3 2.07%, 10/20/20	305,000	302
Capital Auto Receivables Asset Trust Series 2015-2, Class A3 1.73%, 9/20/19	25,029	25
Capital One Multi-Asset Execution Trust Series 2005-B3, Class B3, FRN 3M USD LIBOR + 0.55%, 2.898%, 5/15/28	320,000	316

Carlyle Global Market Strategies Series 2015-1A, Class AR, CLO, FRN 3M USD LIBOR + 1.00%, 3.359%, 4/20/27 (2)	820,000	819
CarMax Auto Owner Trust Series 2016-1, Class A4 1.88%, 6/15/21	465,000	459
CarMax Auto Owner Trust Series 2016-2, Class B 2.16%, 12/15/21	85,000	84
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/22	190,000	187
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A2 1.36%, 1/15/20 (2)	4,783	5
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A3 1.64%, 7/15/21 (2)	185,000	184
CIFC Funding Series 2015-5A, Class A1R, FRN 3M USD LIBOR + 0.86%, 3.22%, 10/25/27 (2)	680,000	679
CNH Equipment Trust Series 2017-C, Class B 2.54%, 5/15/25	50,000	49
DB Master Finance Series 2017-1A, Class A2I 3.629%, 11/20/47 (2)	283,575	279
Driven Brands Funding Series 2018-1A, Class A2 4.739%, 4/20/48 (2)	70,000	71
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (2)	109,988	108
Enterprise Fleet Financing Series 2016-2, Class A2 1.74%, 2/22/22 (2)	158,048	157
Enterprise Fleet Financing Series 2017-1, Class A2 2.13%, 7/20/22 (2)	157,929	157

Enterprise Fleet Financing Series 2018-1, Class A2 2.87%, 10/20/23 (2)	320,000	319
Galaxy XXIX Series 2018-29A, Class A, CLO, FRN 3M USD LIBOR + 0.79%, 3.12%, 11/15/26 (2)	540,000	540
Galaxy XXIX Series 2018-29A, Class B, CLO, FRN 3M USD LIBOR + 1.40%, 3.73%, 11/15/26 (2)	250,000	250
GM Financial Automobile Leasing Trust Series 2016-2, Class B 2.08%, 3/20/20	375,000	373
GM Financial Automobile Leasing Trust Series 2016-2, Class C 2.58%, 3/20/20	230,000	229
GM Financial Automobile Leasing Trust Series 2017-1, Class A3 2.06%, 5/20/20	460,000	457
GM Financial Automobile Leasing Trust Series 2017-3, Class A3 2.01%, 11/20/20	240,000	238
GM Financial Consumer Automobile Series 2017-1A, Class C 2.45%, 7/17/23 (2)	100,000	98
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class B 2.33%, 3/16/23 (2)	95,000	93
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class C 2.52%, 3/16/23 (2)	170,000	166
GMF Floorplan Owner Revolving Trust Series 2016-1, Class B 2.41%, 5/17/21 (2)	150,000	149
GMF Floorplan Owner Revolving Trust Series 2016-1, Class C 2.85%, 5/17/21 (2)	100,000	99
GMF Floorplan Owner Revolving Trust Series 2017-1, Class B 2.58%, 1/18/22 (2)	270,000	268

GMF Floorplan Owner Revolving Trust Series 2017-1, Class C 2.97%, 1/18/22 (2)	715,000	712
GMF Floorplan Owner Revolving Trust Series 2017-2, Class C 2.63%, 7/15/22 (2)	250,000	246
GMF Floorplan Owner Revolving Trust Series 2017-3, Class B 2.26%, 8/16/21 (2)	625,000	620
GMF Floorplan Owner Revolving Trust Series 2017-3, Class C 2.46%, 8/16/21 (2)	835,000	826
GMF Floorplan Owner Revolving Trust Series 2018-1, Class A, FRN 1M USD LIBOR + 0.30%, 2.219%, 3/15/22 (2)	1,355,000	1,355
GMF Floorplan Owner Revolving Trust Series 2018-1, Class C 3.25%, 3/15/22 (2)	855,000	856
Great America Leasing Receivables Series 2017-1, Class A2 1.72%, 4/22/19 (2)	43,867	44
Great America Leasing Receivables Series 2017-1, Class A3 2.06%, 6/22/20 (2)	100,000	99
Halcyon Loan Advisors Funding Series 2014-3A, Class AR, CLO, FRN 3M USD LIBOR + 1.10%, 3.462%, 10/22/25 (2)	405,000	405
Hardee's Funding Series 2013-1A, Class A2 4.474%, 3/20/43 (2)	1,177,933	1,181
Hardee's Funding Series 2018-1A, Class AI 4.25%, 6/20/48 (2)	365,000	365
Hardee's Funding Series 2018-1A, Class AII 4.959%, 6/20/48 (2)	465,000	465
Hilton Grand Vacation Trust Series 2017-AA, Class A 2.66%, 12/26/28 (2)	90,301	89

Hilton Grand Vacations Trust Series 2014-AA, Class A 1.77%, 11/25/26 (2)	168,595	165
Huntington Auto Trust Series 2016-1, Class A4 1.93%, 4/15/22	365,000	360
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A4 1.68%, 4/15/20 (2)	100,000	100
Hyundai Auto Lease Securitization Trust Series 2016-C, Class A3 1.49%, 2/18/20 (2)	615,000	613
Hyundai Auto Lease Securitization Trust Series 2017-C, Class A3 2.12%, 2/16/21 (2)	230,000	228
Hyundai Auto Lease Securitization Trust Series 2018-A, Class A3 2.81%, 4/15/21 (2)	425,000	424
Hyundai Auto Receivables Trust Series 2016-B, Class D 2.68%, 9/15/23	325,000	316
Jimmy Johns Funding Series 2017-1A, Class A2I 3.61%, 7/30/47 (2)	99,250	99
KKR Series 12, Class A1R, CLO, FRN 3M USD LIBOR + 1.05%, 3.398%, 7/15/27 (2)	1,025,000	1,025
Magnetite XVI Series 2015-16A, Class BR, FRN 3M USD LIBOR + 1.20%, 3.555%, 1/18/28 (2)	455,000	455
Mercedes-Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, 4/15/20	405,000	402
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (2)	356,370	353
MMAF Equipment Finance Series 2015-AA, Class A4 1.93%, 7/16/21 (2)	338,670	337

MMAF Equipment Finance Series 2016-AA, Class A4 1.76%, 1/17/23 (2)	435,000	424
MMAF Equipment Finance Series 2017-AA, Class A2 1.73%, 5/18/20 (2)	82,439	82
MMAF Equipment Finance Series 2017-B, Class A5 2.72%, 6/15/40 (2)	925,000	895
MVW Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (2)	29,495	29
MVW Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (2)	53,893	53
MVW Owner Trust Series 2015-1A, Class A 2.52%, 12/20/32 (2)	407,168	401
Navient Private Education Loan Trust Series 2017-A, Class A2A 2.88%, 12/16/58 (2)	160,000	156
Navient Student Loan Trust Series 2016-1A, Class A, FRN 1M USD LIBOR + 0.70%, 2.66%, 2/25/70 (2)	761,367	764
Navient Student Loan Trust Series 2018-2A, Class A2, FRN 1M USD LIBOR + 0.38%, 2.34%, 3/25/67 (2)	800,000	800
Nelnet Student Loan Trust Series 2006-1, Class A6, FRN 3M USD LIBOR + 0.45%, 2.78%, 8/23/36 (2)	705,000	689
Neuberger Berman XIX Series 2015-19A, Class A2R2, CLO, FRN 3M USD LIBOR + 1.15%, 3.498%, 7/15/27 (2)	1,180,000	1,180
Neuberger Berman XVI Series 2017-16SA, Class A, CLO, FRN 3M USD LIBOR + 0.85%, 3.198%, 1/15/28 (2)	605,000	604
Nissan Auto Lease Trust Series 2017-A, Class A3 1.91%, 4/15/20	175,000	174

Nissan Auto Lease Trust Series 2017-B, Class A3 2.05%, 9/15/20	470,000	466
Nissan Master Owner Trust Receivables Series 2017-C, Class A, FRN 1M USD LIBOR + 0.32%, 2.239%, 10/17/22	585,000	585
Octagon Investment Partners XXIII Series 2015-1A, Class A1R, FRN 3M USD LIBOR + 0.85%, 3.111%, 7/15/27 (2)	460,000	460
Octagon Investment Partners XXIII Series 2015-1A, Class BR, FRN 3M USD LIBOR + 1.20%, 3.461%, 7/15/27 (2)	385,000	384
OZLM VIII Series 2014-8A, Class A1AR, CLO, FRN 3M USD LIBOR + 1.13%, 3.483%, 10/17/26 (2)	665,000	665
Santander Drive Auto Receivables Trust Series 2015-3, Class E 4.50%, 6/17/23 (2)	950,000	960
Santander Drive Auto Receivables Trust Series 2015-4, Class C 2.97%, 3/15/21	190,693	191
Santander Drive Auto Receivables Trust Series 2017-1, Class A2 1.49%, 2/18/20	21,220	21
Santander Drive Auto Receivables Trust Series 2017-1, Class C 2.58%, 5/16/22	85,000	85
Santander Drive Auto Receivables Trust Series 2018-1, Class C 2.96%, 3/15/24	190,000	189
Santander Drive Auto Receivables Trust Series 2018-2, Class B 3.03%, 9/15/22	355,000	355
Santander Drive Auto Receivables Trust Series 2018-2, Class C 3.35%, 7/17/23	225,000	225
Santander Retail Auto Lease Trust Series 2017-A, Class A3 2.22%, 1/20/21 (2)	210,000	208

Sierra Timeshare Receivables Funding Series 2014-2A, Class A, VR 2.05%, 6/20/31 (2)(8)	74,663	74
Sierra Timeshare Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (2)	227,248	226
Sierra Timeshare Receivables Funding Series 2015-2A, Class A 2.43%, 6/20/32 (2)	94,222	93
Sierra Timeshare Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (2)	66,277	66
Sierra Timeshare Receivables Funding Series 2016-1A, Class A 3.08%, 3/21/33 (2)	309,280	310
SLM Student Loan Trust Series 2008-4, Class A4, FRN 3M USD LIBOR + 1.65%, 4.01%, 7/25/22	378,234	387
SLM Student Loan Trust Series 2008-5, Class A4, FRN 3M USD LIBOR + 1.70%, 4.06%, 7/25/23	525,712	539
SLM Student Loan Trust Series 2008-9, Class A, FRN 3M USD LIBOR + 1.50%, 3.86%, 4/25/23	506,768	517
SMART Trust Series 2016-2US, Class A3A 1.71%, 3/15/21	595,000	587
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (2)	364,766	360
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (2)	380,868	379
SMB Private Education Loan Trust Series 2015-C, Class A3, FRN 1M USD LIBOR + 1.95%, 3.869%, 8/16/32 (2)	455,000	476
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (2)	182,530	179

SMB Private Education Loan Trust Series 2016-B, Class A2A 2.43%, 2/17/32 (2)	897,171	873
SMB Private Education Loan Trust Series 2016-C, Class A2B, FRN 1M USD LIBOR + 1.10%, 3.019%, 9/15/34 (2)	1,180,000	1,199
SMB Private Education Loan Trust Series 2017-B, Class A2A 2.82%, 10/15/35 (2)	1,220,000	1,187
Springleaf Funding Trust Series 2016-AA, Class A 2.90%, 11/15/29 (2)	255,000	254
Symphony XVII Series 2016-17A, Class AR, CLO, FRN 3M USD LIBOR + 0.88%, 3.228%, 4/15/28 (2)	915,000	914
Towd Point Mortgage Trust Series 2018-2, Class A1, CMO, ARM 3.25%, 3/25/58 (2)	1,330,000	1,326
Utility Debt Securitization Authority Series 2013-T, Class T1 2.042%, 6/15/21	263,000	262
Verizon Owner Trust Series 2017-1A, Class A 2.06%, 9/20/21 (2)	540,000	535
Verizon Owner Trust Series 2017-1A, Class B 2.45%, 9/20/21 (2)	155,000	153
Verizon Owner Trust Series 2017-1A, Class C 2.65%, 9/20/21 (2)	210,000	208
Verizon Owner Trust Series 2017-2A, Class B 2.22%, 12/20/21 (2)	605,000	594
Verizon Owner Trust Series 2017-3A, Class B 2.38%, 4/20/22 (2)	445,000	437
Verizon Owner Trust Series 2018-1A, Class C 3.20%, 9/20/22 (2)	365,000	364

Volvo Financial Equipment Series 2016-1A, Class A3 1.67%, 2/18/20 (2)	233,910	233
Volvo Financial Equipment Master Owner Trust Series 2017-A, Class A, FRN 1M USD LIBOR + 0.50%, 2.419%, 11/15/22 (2)	145,000	146
Voya Series 2016-1A, Class A2R, CLO, FRN 3M USD LIBOR + 1.30%, 3.659%, 1/20/31 (2)	505,000	508
World Omni Auto Receivables Trust Series 2018-A, Class A2 2.19%, 5/17/21	85,000	85
World Omni Auto Receivables Trust Series 2018-B, Class B 3.17%, 1/15/25	445,000	444
World Omni Automobile Lease Securitization Trust Series 2018-A, Class B 3.06%, 5/15/23	210,000	209
Total Asset-Backed Securities (Cost $54,221)		**53,920**

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.1%

225 Liberty Street Trust Series 2016-225L, Class A 3.597%, 2/10/36 (2)	235,000	234
280 Park Avenue Mortgage Trust Series 2017-280P, Class A, ARM 1M USD LIBOR + 0.88%, 2.799%, 9/15/34 (2)	645,000	646
Ashford Hospitality Trust Series 2018-ASHF, Class B, ARM 1M USD LIBOR + 1.25%, 3.169%, 4/15/35 (2)	345,000	345
Ashford Hospitality Trust Series 2018-ASHF, Class C, ARM 1M USD LIBOR + 1.40%, 3.319%, 4/15/35 (2)	165,000	165
Atrium Hotel Portfolio Trust Series 2017-ATRM, Class A, ARM 1M USD LIBOR + 0.93%, 2.849%, 12/15/36 (2)	770,000	771
Banc of America Mortgage Trust Series 2005-J, Class 2A1, CMO, ARM 3.683%, 11/25/35	89,609	83

BANK 2017 Series 2017-BNK5, Class B, ARM 3.896%, 6/15/60	470,000	465
BANK 2017 Series 2017-BNK4, Class A4 3.625%, 5/15/50	500,000	499
BANK 2017 Series 2017-BNK5, Class A5 3.39%, 6/15/60	525,000	514
Bank of America Funding Trust Series 2004-A, Class 2A2, CMO, ARM 3.859%, 2/25/34	24,013	24
Bank of America Funding Trust Series 2004-D, Class 2A2, CMO, ARM 4.207%, 5/25/34	18,562	19
Bank of America Funding Trust Series 2004-H, Class 2A2, CMO, ARM 3.596%, 9/25/34	24,539	24
Bank of America Funding Trust Series 2004-I, Class 3A2, CMO, ARM 3.773%, 10/25/34	8,506	9
Bank of America Funding Trust Series 2005-J, Class 3A1, CMO, ARM 4.089%, 11/25/35	38,892	40
Bayview Mortgage Fund Trust Series 2017-RT3, Class A, CMO, ARM 3.50%, 1/28/58 (2)	346,856	347
Bayview Opportunity Master Fund Trust Series 2017-RT1, Class A1, CMO, ARM 3.00%, 3/28/57 (2)	92,116	91
BENCHMARK Mortgage Trust Series 2018-B1, Class C, ARM 4.119%, 1/15/51	45,000	44
BX Trust Series 2017-IMC, Class A, ARM 1M USD LIBOR + 1.05%, 2.969%, 10/15/32 (2)	605,000	606
BX Trust Series 2017-IMC, Class D, ARM 1M USD LIBOR + 2.25%, 4.169%, 10/15/32 (2)	470,000	471

CGGS Commercial Mortgage Trust Series 2018-WSS, Class B, ARM 1M USD LIBOR + 1.10%, 3.019%, 2/15/37 (2)	400,000	400
Chase Funding Trust Series 2002-2, Class 1M1 5.599%, 9/25/31	824	1
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	380,000	386
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48	225,000	220
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class B, ARM 4.757%, 2/10/49	460,000	481
Citigroup Commercial Mortgage Trust Series 2018-B2, Class C, ARM 4.675%, 3/10/51	275,000	280
COLT Mortgage Loan Trust Series 2017-2, Class A1A, CMO, ARM 2.415%, 10/25/47 (2)	138,136	137
COLT Mortgage Loan Trust Series 2017-2, Class A3A, CMO, ARM 2.773%, 10/25/47 (2)	67,383	67
COLT Mortgage Loan Trust Series 2018-1, Class A1, CMO, ARM 2.93%, 2/25/48 (2)	291,850	290
COLT Mortgage Loan Trust Series 2018-1, Class A2, CMO, ARM 2.981%, 2/25/48 (2)	85,838	85
Commercial Mortgage PTC Series 2014-UBS5, Class A4 3.838%, 9/10/47	480,000	490
Commercial Mortgage PTC Series 2015-CR24, Class AM, ARM 4.028%, 8/10/48	230,000	234
Commercial Mortgage PTC Series 2015-CR25, Class C, ARM 4.545%, 8/10/48	180,000	178

Commercial Mortgage PTC Series 2015-CR26, Class A4 3.63%, 10/10/48	825,000	829
Commercial Mortgage PTC Series 2015-LC21, Class B, ARM 4.31%, 7/10/48	500,000	501
Commercial Mortgage PTC Series 2015-LC23, Class AM, ARM 4.158%, 10/10/48	845,000	865
Commercial Mortgage PTC Series 2015-PC1, Class B, ARM 4.441%, 7/10/50	250,000	254
Commercial Mortgage PTC Series 2016-CR28, Class A4 3.762%, 2/10/49	430,000	434
Commercial Mortgage PTC Series 2016-CR28, Class AHR 3.651%, 2/10/49	327,125	329
Commercial Mortgage PTC Series 2016-CR28, Class D, ARM 3.897%, 2/10/49	255,000	237
Commercial Mortgage PTC Series 2016-DC2, Class A5 3.765%, 2/10/49	370,000	373
Commercial Mortgage Trust PTC Series 2014-TWC, Class A, ARM 1M USD LIBOR + 0.85%, 2.778%, 2/13/32 (2)	320,000	320
Connecticut Avenue Securities Series 2017-C01, Class 1M1, CMO, ARM 1M USD LIBOR + 1.30%, 3.26%, 7/25/29	170,059	171
Connecticut Avenue Securities Series 2017-C03, Class 1M1, CMO, ARM 1M USD LIBOR + 0.95%, 2.91%, 10/25/29	237,009	238
Connecticut Avenue Securities Series 2017-C06, Class 1M1, CMO, ARM 1M USD LIBOR + 0.75%, 2.71%, 2/25/30	133,808	134
Connecticut Avenue Securities Series 2017-C06, Class 2M2, CMO, ARM 1M USD LIBOR + 2.80%, 4.76%, 2/25/30	1,085,000	1,125

Connecticut Avenue Securities Series 2017-C07, Class 2M1, CMO, ARM 1M USD LIBOR + 0.65%, 2.61%, 5/25/30	186,802	187
Connecticut Avenue Securities Series 2017-C07, Class 2M2, CMO, ARM 1M USD LIBOR + 2.50%, 4.46%, 5/25/30	1,150,000	1,175
Connecticut Avenue Securities Series 2018-C01, Class 1M1, CMO, ARM 1M USD LIBOR + 0.60%, 2.56%, 7/25/30	1,851,460	1,850
Connecticut Avenue Securities Series 2018-C02, Class 2M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.16%, 8/25/30	725,000	729
Connecticut Avenue Securities Series 2018-C03, Class 1M2, CMO, ARM 1M USD LIBOR + 2.15%, 4.11%, 10/25/30	520,000	521
Countrywide Asset-Backed Certificates Series 2004-BC1, Class M2, ARM 1M USD LIBOR + 1.605%, 3.565%, 1/25/34	18,373	18
Credit Suisse Mortgage Capital Certificates Series 2015-GLPB, Class A 3.639%, 11/15/34 (2)	580,000	590
Credit Suisse Mortgage Capital Certificates Series 2015-GLPB, Class B, ARM 3.811%, 11/15/34 (2)	495,000	500
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	275,000	277
CSAIL Commercial Mortgage Trust Series 2016-C6, Class A5 3.09%, 1/15/49	370,000	357
Deephaven Residential Mortgage Trust Series 2018-2A, Class A1, ARM, CMO 3.479%, 4/25/58 (2)	505,000	505
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1M USD LIBOR + 0.84%, 2.788%, 9/19/44	111,407	109
FirstKey Mortgage Trust Series 2014-1, Class B2, CMO, ARM 4.014%, 11/25/44 (2)	184,549	186

FREMF Mortgage Trust Series 2018-K731, Class B 3.909%, 2/25/25 (2)	340,000	334
Galton Funding Mortgage Trust Series 2018-1, Class A23, CMO, ARM 3.50%, 11/25/57 (2)	409,855	405
Goldman Sachs Mortgage Securities Trust Series 2014-GC26, Class A5 3.629%, 11/10/47	220,000	222
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.467%, 7/25/44 (2)	117,657	115
Great Wolf Trust Series 2017-WOLF, Class A, ARM 1M USD LIBOR + 0.85%, 2.919%, 9/15/34 (2)	760,000	761
Great Wolf Trust Series 2017-WOLF, Class B, ARM 1M USD LIBOR + 1.10%, 3.119%, 9/15/34 (2)	395,000	396
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 1M USD LIBOR + 0.43%, 2.39%, 6/25/35	257,076	255
Hilton Orlando Trust Series 2018-ORL, Class A, ARM 1M USD LIBOR + 0.77%, 2.689%, 12/15/34 (2)	695,000	695
Hospitality Mortgage Trust Series 2017-HIT, Class A, ARM 1M USD LIBOR + 0.85%, 2.773%, 5/8/30 (2)	145,000	145
InTown Hotel Portfolio Trust Series 2018-STAY, Class A, ARM 1M USD LIBOR + 0.70%, 2.619%, 1/15/33 (2)	230,000	230
JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48	745,000	756
JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2014-C19, Class AS, ARM 4.243%, 4/15/47	350,000	359

JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2014-C22, Class A4 3.801%, 9/15/47	395,000	402
JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2014-C24, Class A5 3.639%, 11/15/47	210,000	211
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class A3 2.829%, 10/15/45	492,172	484
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class A5 2.96%, 4/15/46	315,000	310
JPMorgan Deutsche Bank Commercial Mortgage Securities Trust Series 2016-C2, Class A4 3.144%, 6/15/49	310,000	300
JPMorgan Deutsche Bank Commercial Mortgage Securities Trust Series 2018-C8, Class C, ARM 4.746%, 6/15/51	310,000	316
Mill City Mortgage Loan Trust Series 2016-1, Class A1, CMO, ARM 2.50%, 4/25/57 (2)	175,083	172
Mill City Mortgage Loan Trust Series 2018-1, Class A1, CMO, ARM 3.25%, 5/25/62 (2)	345,152	344
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class 300A 3.749%, 8/15/31	225,000	224
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	125,000	127
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class B, ARM 4.351%, 5/15/48	150,000	152
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class AS 4.068%, 12/15/47	320,000	326

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, Class A4 3.325%, 5/15/49	235,000	230
Morgan Stanley Capital I Trust Series 2015-MS1, Class AS, ARM 4.03%, 5/15/48	55,000	55
Morgan Stanley Capital I Trust Series 2017-ASHF, Class B, ARM 1M USD LIBOR + 1.25%, 3.169%, 11/15/34 (2)	590,000	590
Morgan Stanley Capital I Trust Series 2017-H1, Class A5 3.53%, 6/15/50	680,000	673
Morgan Stanley Capital I Trust Series 2017-JWDR, Class A, ARM 1M USD LIBOR + 0.85%, 2.769%, 11/15/34 (2)	695,000	696
Morgan Stanley Capital I Trust Series 2017-JWDR, Class B, ARM 1M USD LIBOR + 1.20%, 3.119%, 11/15/34 (2)	460,000	461
One Market Plaza Trust Series 2017-1MKT, Class A 3.614%, 2/10/32 (2)	225,000	226
Palisades Center Trust Series 2016-PLSD, Class A 2.713%, 4/13/33 (2)	830,000	813
RETL Series 2018-RVP, Class A, ARM 1M USD LIBOR + 1.10%, 3.019%, 3/15/33 (2)	320,176	322
Seasoned Credit Risk Transfer Trust Series 2016-1, Class M1, CMO, ARM 3.00%, 9/25/55 (2)	120,000	117
Sequoia Mortgage Trust Series 2013-4, Class B1, ARM, CMO 3.488%, 4/25/43	652,933	639
Sequoia Mortgage Trust Series 2017-5, Class B1, CMO, ARM 3.882%, 8/25/47 (2)	240,452	238
Sequoia Mortgage Trust Series 2017-CH2, Class A19, ARM, CMO 4.00%, 12/25/47 (2)	599,254	603

Sequoia Mortgage Trust Series 2018-CH1, Class A2, CMO, ARM 3.50%, 2/25/48 (2)	184,890	186
Sequoia Mortgage Trust Series 2018-CH2, Class A21, ARM, CMO 4.00%, 6/25/48 (2)	535,000	538
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.16%, 9/25/24	336,659	346
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 1M USD LIBOR + 1.85%, 3.81%, 10/25/27	725,000	740
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 1M USD LIBOR + 2.85%, 4.81%, 4/25/28	231,375	240
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.16%, 3/25/25	98,065	99
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 1M USD LIBOR + 1.95%, 3.91%, 5/25/25	386,656	396
Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M2, CMO, ARM 1M USD LIBOR + 2.90%, 4.86%, 7/25/28	284,032	291
Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M2, CMO, ARM 1M USD LIBOR + 2.00%, 3.96%, 12/25/28	455,000	462
Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M2, CMO, ARM 1M USD LIBOR + 1.35%, 3.31%, 3/25/29	250,000	253
Structured Agency Credit Risk Debt Notes Series 2017-DNA1, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 3.16%, 7/25/29	230,398	232
Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 3.16%, 10/25/29	275,956	279
Structured Agency Credit Risk Debt Notes Series 2017-HQA1, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 3.16%, 8/25/29	223,628	225

Structured Agency Credit Risk Debt Notes Series 2017-HQA2, Class M1, CMO, ARM 1M USD LIBOR + 0.80%, 2.76%, 12/25/29	314,153	315
Structured Agency Credit Risk Debt Notes Series 2017-HQA3, Class M1, CMO, ARM 1M USD LIBOR + 0.55%, 2.51%, 4/25/30	233,076	233
Structured Agency Credit Risk Debt Notes Series 2018-DNA1, Class M1, CMO, ARM 1M USD LIBOR + 0.45%, 2.41%, 7/25/30	190,127	189
Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, CMO, ARM 1M USD LIBOR + 2.30%, 4.26%, 9/25/30	1,125,000	1,133
Structured Agency Credit Risk Debt Notes Series 2018-SPI1, Class M2, CMO, ARM 3.746%, 2/25/48 (2)	170,000	150
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	3,556	4
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (2)	258,690	257
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (2)	291,879	289
Towd Point Mortgage Trust Series 2015-4, Class M1, CMO, ARM 3.75%, 4/25/55 (2)	575,000	579
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (2)	181,060	179
Towd Point Mortgage Trust Series 2015-5, Class M1, CMO, ARM 3.50%, 5/25/55 (2)	460,000	457
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (2)	229,350	227
Towd Point Mortgage Trust Series 2016-1, Class A3B, CMO, ARM 3.00%, 2/25/55 (2)	293,729	290

Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (2)	211,607	208
Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/25/56 (2)	119,201	117
Towd Point Mortgage Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 4/25/57 (2)	130,796	129
Towd Point Mortgage Trust Series 2017-3, Class A1, CMO, ARM 2.75%, 7/25/57 (2)	331,556	327
Towd Point Mortgage Trust Series 2017-5, Class A1, CMO, ARM 1M USD LIBOR + 0.60%, 2.56%, 2/25/57 (2)	265,136	266
Verus Securitization Trust Series 2018-INV1, Class A2, CMO, ARM 3.849%, 3/25/58 (2)	147,015	147
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 3.452%, 9/25/35	3,738	4
Wells Fargo Commercial Mortgage Trust Series 2015-C31, Class A4 3.695%, 11/15/48	665,000	669
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class C, ARM 4.056%, 4/15/50	345,000	326
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class C, ARM 4.248%, 7/15/58	95,000	92
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, 9/15/48	530,000	537
Wells Fargo Commercial Mortgage Trust Series 2016-C34, Class A4 3.096%, 6/15/49	700,000	674
Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class AS 3.184%, 7/15/48	695,000	669

Wells Fargo Commercial Mortgage Trust Series 2017-C39, Class B 4.025%, 9/15/50	1,165,000	1,155
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 3.595%, 1/25/34	23,720	24
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 3.969%, 6/25/34	9,217	9
WFRBS Commercial Mortgage Trust Series 2013-C13, Class A4 3.001%, 5/15/45	650,000	640
WFRBS Commercial Mortgage Trust Series 2014-C19, Class A5 4.101%, 3/15/47	355,000	368
WFRBS Commercial Mortgage Trust Series 2014-C19, Class B, ARM 4.723%, 3/15/47	103,000	107
WFRBS Commercial Mortgage Trust Series 2014-C20, Class A4 3.723%, 5/15/47	220,000	223
WFRBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 5/15/47	575,000	582
WFRBS Commercial Mortgage Trust Series 2014-C22, Class AS, ARM 4.069%, 9/15/57	430,000	439
Worldwide Plaza Trust Series 2017-WWP, Class A 3.526%, 11/10/36 (2)	420,000	414
Total Non-U.S. Government Mortgage-Backed Securities (Cost $52,365)		**51,879**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 3.7%

U.S. Government Agency Obligations 2.6% (10)

Federal Home Loan Mortgage		
1.875%, 4/25/22	231,749	227
2.50%, 4/1/30	355,745	347

3.00%, 12/1/42 - 4/1/43	1,909,676	1,866
3.50%, 8/1/42 - 3/1/46	3,013,151	3,022
4.00%, 8/1/40 - 12/1/41	1,449,894	1,493
4.50%, 12/1/18 - 10/1/41	1,032,158	1,088
5.00%, 10/1/18 - 8/1/40	426,188	454
5.50%, 11/1/18	1,327	1
6.00%, 8/1/21 - 8/1/38	302,562	331
6.50%, 11/1/29 - 7/1/35	44,345	49
7.00%, 10/1/25 - 6/1/32	12,024	13
Federal Home Loan Mortgage, ARM		
12M USD LIBOR + 1.725%, 3.475%, 7/1/35	14,634	15
12M USD LIBOR + 1.785%, 3.535%, 9/1/32	866	1
12M USD LIBOR + 1.815%, 3.564%, 1/1/37	25,165	26
12M USD LIBOR + 1.75%, 3.627%, 2/1/35	82,138	86
12M USD LIBOR + 1.756%, 3.63%, 2/1/37	70,253	73
Federal National Mortgage Assn.		
2.50%, 5/1/32 - 4/1/43	1,792,623	1,714
3.00%, 8/1/27 - 12/1/46	12,173,248	11,894
3.50%, 11/1/32 - 8/1/56	15,862,490	15,880
4.00%, 11/1/40 - 2/1/47	10,212,672	10,483
4.50%, 5/1/19 - 6/1/44	2,001,069	2,105
5.00%, 10/1/18 - 11/1/44	1,968,026	2,108
5.50%, 11/1/18 - 9/1/41	1,198,816	1,305
6.00%, 5/1/21 - 1/1/41	1,500,553	1,664
6.50%, 8/1/23 - 5/1/40	588,754	655
7.00%, 9/1/30 - 4/1/32	8,515	10
8.50%, 11/1/21	31	—
Federal National Mortgage Assn., ARM, 12M USD LIBOR + 1.786%, 3.536%, 8/1/36	57,604	61
Federal National Mortgage Assn., CMO, 4.00%, 6/25/44	680,000	693
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	6,763	2

Government National Mortgage Assn., CMO		
Series 2017-184,		
3.00%, 12/20/47	451,667	447
Series 2018-8,		
3.00%, 11/20/47	362,756	362
		27,451
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $91,275)		**89,383**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 2.2%

U.S. Government Agency Obligations 0.1% (11)

Federal National Mortgage Assn., 7.125%, 1/15/30	1,270,000	1,751
Resolution Funding, Series A, 8.125%, 10/15/19	210,000	226
		1,977

U.S. Treasury Obligations 2.1%

U.S. Treasury Bonds, 2.50%, 2/15/46	2,060,000	1,861
U.S. Treasury Bonds, 2.75%, 8/15/47	2,490,000	2,360
U.S. Treasury Bonds, 2.75%, 11/15/47	3,975,000	3,766
U.S. Treasury Bonds, 3.00%, 11/15/44	3,105,000	3,098
U.S. Treasury Bonds, 3.00%, 5/15/47	1,095,000	1,091
U.S. Treasury Bonds, 3.125%, 2/15/43 (12)	7,795,000	7,957
U.S. Treasury Bonds, 3.375%, 5/15/44	2,055,000	2,189
U.S. Treasury Inflation-Indexed Bonds, 0.625%, 4/15/23	2,083,706	2,082
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/22	4,532,607	4,445
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27	494,787	480
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	2,059,245	2,044
U.S. Treasury Notes, 1.50%, 5/31/19	1,990,000	1,975
U.S. Treasury Notes, 1.50%, 11/30/19	2,000,000	1,974

U.S. Treasury Notes, 1.50%, 8/15/20	3,810,000	3,731
U.S. Treasury Notes, 1.625%, 8/31/22	790,000	757
U.S. Treasury Notes, 1.75%, 11/15/20	2,360,000	2,318
U.S. Treasury Notes, 1.75%, 6/30/22	325,000	314
U.S. Treasury Notes, 2.00%, 8/31/21	4,270,000	4,191
U.S. Treasury Notes, 2.00%, 10/31/22	1,610,000	1,566
U.S. Treasury Notes, 2.375%, 5/15/27	345,000	332
U.S. Treasury Notes, 2.75%, 2/15/19	270,000	271
U.S. Treasury Notes, 2.75%, 2/15/28	3,210,000	3,180
		51,982
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $53,018)		**53,959**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.8%

Autoridad Del Canal De Panama, 4.95%, 7/29/35 (2)	200,000	206
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/26 (CLP)	550,000,000	870
Bonos de Tesoreria, 6.15%, 8/12/32 (PEN) (2)	2,765,000	861
Bonos y Obligaciones del Estado, 1.45%, 10/31/27 (EUR) (2)	930,000	1,091
Brazil Notas do Tesouro Nacional, Series F, 10.00% 1/1/23 (BRL)	3,580,000	946
CCCI Treasure, VR, 3.50% (8)(9)	210,000	205
CNOOC Finance 2014, 4.25%, 4/30/24 (4)	200,000	204
CNOOC Finance 2015, 3.50%, 5/5/25	800,000	777
Codelco, 3.625%, 8/1/27 (2)	200,000	191
Comision Federal de Electricidad, 4.875%, 1/15/24 (2)	200,000	201
Commonwealth of Bahamas, 6.00%, 11/21/28 (2)	1,075,000	1,094
CRCC Yupeng, VR, 3.95% (8)(9)	580,000	579
Equate Petrochemical, 4.25%, 11/3/26	395,000	381
Government of Bermuda, 4.854%, 2/6/24 (2)	555,000	573
Italy Buoni Poliennali Del Tesoro, 2.00%, 2/1/28 (EUR)	950,000	1,045

Pertamina Persero, 6.45%, 5/30/44 (2)	265,000	289
Perusahaan Penerbit, 4.35%, 9/10/24	200,000	201
Petroleos Mexicanos, 4.875%, 1/24/22	940,000	947
Petroleos Mexicanos, 5.50%, 1/21/21	265,000	272
Petroleos Mexicanos, 6.75%, 9/21/47 (4)	1,020,000	967
Province of Manitoba, 3.05%, 5/14/24	170,000	168
Province of Ontario, 2.50%, 9/10/21	1,240,000	1,221
Qatar Government International Bond, 3.875%, 4/23/23 (2)	235,000	235
Republic of Argentina, 5.875%, 1/11/28 (4)	985,000	866
Republic of Hungary, 3.00%, 10/27/27 (HUF)	285,420,000	1,037
Republic of Indonesia, 2.95%, 1/11/23	650,000	622
Republic of Indonesia, 3.70%, 1/8/22 (2)	200,000	199
State Grid Overseas Investment, 2.75%, 5/4/22 (2)	1,060,000	1,032
State Grid Overseas Investment, 3.75%, 5/2/23 (2)	465,000	469
United Mexican States, 3.75%, 1/11/28	1,180,000	1,109
United Mexican States, 4.125%, 1/21/26	1,235,000	1,224
Total Foreign Government Obligations & Municipalities (Cost $20,931)		**20,082**

MUNICIPAL SECURITIES 0.6%

California 0.1%

Bay Area Toll Auth., Build America, 6.263%, 4/1/49	515,000	718
East Bay Municipal Utility Dist. Water System, Build America 5.874%, 6/1/40	530,000	687
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	295,000	413
San Diego County Water Auth. Fin., Build America, Series B 6.138%, 5/1/49	170,000	227
		2,045

Colorado 0.0%

Denver City & County School District No. 1, Series B, COP 4.242%, 12/15/37	210,000	215
		215

District of Columbia 0.0%		
District of Columbia, Build America, Series E, 5.591%, 12/1/34	70,000	84
		84
Florida 0.0%		
State Board of Administration Fin. Corp, Series A, 2.163% 7/1/19	175,000	174
State Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.995%, 7/1/20	430,000	432
		606
Illinois 0.1%		
Chicago O'Hare International Airport, Build America, Series B 6.395%, 1/1/40	260,000	344
Metropolitan Water Reclamation Dist. of Greater Chicago, Build America, 5.72%, 12/1/38	430,000	531
		875
Maryland 0.1%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	375,000	481
Maryland Transportation Auth., Build America, Series B 5.754%, 7/1/41	590,000	744
		1,225
New York 0.1%		
Metropolitan Transportation Auth. of New York Dedicated Tax Fund, Build America, 7.336%, 11/15/39	220,000	325
New York City Transitional Fin. Auth., Build America, 5.508% 8/1/37	600,000	720
New York City Water & Sewer System, Build America, 5.952% 6/15/42	160,000	212
New York City, Build America, Series F1, GO, 6.271%, 12/1/37	540,000	712
New York City, Build America, Series H-1, GO, 5.846%, 6/1/40	270,000	339

Port Auth. of New York & New Jersey, Consolidated 174th 4.458%, 10/1/62	905,000	978
		3,286

North Carolina 0.1%

North Carolina Eastern Municipal Power Agency, 2.003% 7/1/18	20,000	20
Univ. of North Carolina at Chapel Hill, 3.847%, 12/1/34	955,000	976
		996

Ohio 0.0%

JobsOhio Beverage System, Series B, 4.532%, 1/1/35	515,000	556
		556

Oregon 0.0%

Oregon, Taxable Pension, GO, 5.892%, 6/1/27	130,000	152
		152

South Carolina 0.0%

South Carolina Public Service Auth., Taxable Obligation, Series E, 4.322%, 12/1/27	360,000	369
		369

Texas 0.0%

Texas Transportation Commission, 1st Tier, Build America Series B, 5.178%, 4/1/30	485,000	557
		557

Utah 0.0%

Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	520,000	664
		664

Virginia 0.1%		
Virginia Commonwealth Transportation Board, Build America 5.35%, 5/15/35	60,000	69
Virginia Public Building Auth., Build America, Series B-2, 5.90% 8/1/30	420,000	501
Virginia Public School Auth., Qualified School Construction 4.25%, 12/15/30	800,000	827
		1,397
Total Municipal Securities (Cost $11,634)		13,027
BOND MUTUAL FUNDS 18.4%		
T. Rowe Price Dynamic Global Bond Fund - I Class, 2.72% (13)(14)	9,949,844	97,011
T. Rowe Price Inflation Protected Bond Fund - I Class, 3.25% (13)(14)	686,012	8,081
T. Rowe Price Institutional Emerging Markets Bond Fund 5.32% (13)(14)	8,638,459	73,427
T. Rowe Price Institutional Floating Rate Fund, 4.67% (13)(14)	4,066,043	40,579
T. Rowe Price Institutional High Yield Fund, 6.04% (13)(14)	5,509,863	47,826
T. Rowe Price International Bond Fund - USD Hedged, 1.51% (13)(14)	10,652,432	106,524
T. Rowe Price U.S. Treasury Long-Term Fund - I Class, 3.23% (13)(14)	6,097,426	74,511
Total Bond Mutual Funds (Cost $451,079)		447,959
EQUITY MUTUAL FUNDS 4.8%		
T. Rowe Price Institutional Emerging Markets Equity Fund (14)	2,140,086	85,775
T. Rowe Price Real Assets Fund - I Class (14)	2,693,490	31,217
Total Equity Mutual Funds (Cost $77,615)		116,992
PRIVATE INVESTMENT COMPANIES 5.2%		
Blackstone Partners Offshore Fund (1)(6)	112,110	125,999
Total Private Investment Companies (Cost $113,031)		125,999

SHORT-TERM INVESTMENTS 0.9%

Money Market Funds 0.9%

T. Rowe Price Treasury Reserve Fund, 1.76% (14)(15)	21,421,089	21,421
Total Short-Term Investments (Cost $21,421)		**21,421**

SECURITIES LENDING COLLATERAL 0.6%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.6%

Short-Term Funds 0.6%

T. Rowe Price Short-Term Fund, 1.97% (14)(15)	1,518,362	15,184
Total Investments through Securities Lending Program with JPMorgan Chase Bank		**15,184**
Total Securities Lending Collateral (Cost $15,184)		**15,184**
Total Investments in Securities 100.9% of Net Assets (Cost $1,923,254)		**$ 2,453,968**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

* Exercise Spread

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at May 31, 2018 amounts to $103,135 and represents 4.2% of net assets.

(3) All or a portion of this security is pledged to cover written call options at May 31, 2018.

(4) All or a portion of this security is on loan at May 31, 2018 – total value of such securities at period-end amounts to $13,064. See Note 4.

(5) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,621 and represents 0.1% of net assets.

(6) Level 3 in fair value hierarchy. See Note 2.

(7) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(8)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(9)	Perpetual security with no stated maturity date.
(10)	The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(11)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(12)	At May 31, 2018, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(13)	SEC 30-day yield
(14)	Affiliated Company
(15)	Seven-day yield
(16)	Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
12M USD LIBOR	Twelve month USD LIBOR (London interbank offered rate)
ADR	American Depositary Receipts
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula-based on the rates of the underlying loans
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CMO	Collateralized Mortgage Obligation
COP	Certificate of Participation
DKK	Danish Krone
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipts
GO	General Obligation
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IO	Interest-only security for which the fund receives interest on notional principal
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
OTC	Over-the-counter
PEN	Peruvian New Sol

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Personal Strategy Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund has two classes of shares: the Personal Strategy Balanced Fund (Investor Class) and the Personal Strategy Balanced Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions, if any, are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the year ended May 31, 2018.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2018, totaled $7,999,000 for the year ended May 31, 2018. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2018, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2018, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations					
	Securities^	Options Written	Futures	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)						
Interest rate derivatives	$ 25	$ 19	$ 344	$ —	$ —	$ 388
Foreign exchange derivatives	—	—	—	469	—	469
Credit derivatives	(70)	19	—	—	11	(40)
Equity derivatives	—	(6,740)	1,691	—	—	(5,049)
Total	$ (45)	$ (6,702)	$ 2,035	$ 469	$ 11	$ (4,232)
Change in Unrealized Gain/Loss						
Interest rate derivatives	$ —	$ —	$ 359	$ —	$ —	$ 359
Foreign exchange derivatives	—	—	—	437	—	437
Credit derivatives	—	7	—	—	(1)	6
Equity derivatives	—	345	(2)	—	—	343
Total	$ —	$ 352	$ 357	$ 437	$ (1)	$ 1,145

^Options purchased are reported as securities.

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2018, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2018, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $330,000 of cash. As of May 31, 2018, securities valued at $4,857,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2018, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 5% and 7% of net assets.

Options The fund is subject to interest rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values, interest rates and credit ratings; and, for Options written, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2018, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 5% and 8% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2018, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 11% of the fund’s net assets were invested in emerging markets and 2% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2018, no collateral was pledged by the fund or counterparties for TBAs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2018, the value of loaned securities was $13,064,000; the value of cash collateral and related investments was $15,184,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of May 31, 2018, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,103,546,000 and $944,930,000, respectively, for the year ended May 31, 2018. Purchases and sales of U.S. government securities aggregated $401,628,000 and $420,527,000, respectively, for the year ended May 31, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2018 and May 31, 2017, were characterized for tax purposes as follows:

At May 31, 2018, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended May 31, 2018, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2018, expenses incurred pursuant to these service agreements were $91,000 for Price Associates; $584,000 for T. Rowe Price Services, Inc.; and $430,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended May 31, 2018, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2018, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of May 31, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc.and
Shareholders of T. Rowe Price Personal Strategy Balanced Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Personal Strategy Balanced Fund (one of the funds constituting T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodians, transfer agent, investment manager and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$22,635,000 from short-term capital gains

■	$87,388,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $22,049,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $10,465,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation agreed to by the Advisor with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore*	President, Radian Guaranty (2008 to 2017); Member, Bazemore
(1959)	Consulting LLC (2018 to present); Member, Chimera Investment
2018	Corporation (2017 to present); Member, Federal Home Loan Bank of
[191]	Pittsburgh (2017 to present)

Ronald J. Daniels*	President, The Johns Hopkins University(b) and Professor, Political
(1959)	Science Department, The Johns Hopkins University (2009 to present);
2018	Director, Lyndhurst Holdings (2015 to present)
[191]

Anthony W. Deering**	Chairman, Exeter Capital, LLC, a private investment firm (2004 to 2017);
(1945)	Director and Advisory Board Member, Deutsche Bank North America
2001	(2004 to 2017); Director, Vornado Real Estate Investment Trust (2004
[0]	to 2012); Director, Under Armour (2008 to 2017); Director, Brixmor Real
Estate Investment Trust (2012 to 2017)

Bruce W. Duncan	Chief Executive Officer and Director (January 2009 to December
(1951)	2016), Chairman of the Board (January 2016 to present), and President
2013	(January 2009 to September 2016), First Industrial Realty Trust, an
[191]	owner and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September 2016),
Starwood Hotels & Resorts, a hotel and leisure company; Director,
Boston Properties (May 2016 to present); Director, Marriott International,
Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to January 2016)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present); Board
(1956)	Member, Dunbar Armored (2012 to present)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of National
2012	Academy of Education (2010 to present); Director, MDRC, a nonprofit
[191]	education and social policy research organization (2011 to present);
Research Associate of Labor Studies Program at the National Bureau
of Economic Research (2011 to 2015); Board Member of the National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the
American Economic Association (2012 to 2017); Vice President (2015 to
2016), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company (1991 to present); Cofounder, Partner, and Cochairman of
2001	the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992
[191]	to 2015); Director, General Growth Properties, Inc. (2010 to 2013);
Director, Blackstone Mortgage Trust, a real estate finance company
(2012 to 2016); Director and Chairman of the Board, Brixmor Property
Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director,
Invitation Homes (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.
**Mr. Deering served as an independent director of the Price Funds until November 17, 2017.
(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and Vice President, T. Rowe Price Investment Services,
[191]	Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and
Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the
Board, Chief Executive Officer, Director, and President, T. Rowe Price
International and T. Rowe Price Trust Company; Chairman of the Board,
all funds

Robert W. Sharps, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1971)	T. Rowe Price Trust Company; Director and Vice President, Personal
2017	Strategy Funds
[136]

*Each inside director serves until retirement, resignation, or election of a successor.

OFFICERS

Name (Year of Birth)
Position Held With Personal Strategy Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, Price Hong Kong,
Price Singapore, and T. Rowe Price Group, Inc.

Francisco M. Alonso (1978)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price Singapore,
Vice President and Secretary	T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, T. Rowe Price Investment
Services, Inc., and T. Rowe Price Services, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Trust Company

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; Chief Legal
Officer and Vice President, T. Rowe Price Group,
Inc.; Vice President, T. Rowe Price and T. Rowe
Price International; Vice President, Price Hong
Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon Hofher Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International,
and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and
T. Rowe Price Trust Company; formerly, Executive
Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,874,000 and $1,765,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 10, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	October 10, 2018